                                                                        Ex 25.1b

                                                     Filed pursuant to:
                                                     Registration No.: 333
                                                     Registration No.: 333
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

|_|    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
MINNEAPOLIS, MINNESOTA                                       55479
(Address of principal executive offices)                     (Zip code)

                       STANLEY S. STROUP, GENERAL COUNSEL
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        SIXTH STREET AND MARQUETTE AVENUE
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-1234
            (Name, address and telephone number of Agent for Service)

                                   ----------

                         TOYOTA AUTO RECEIVABLES TRUSTS
                     (Issuer with respect to the securities)
                       TOYOTA AUTO FINANCE RECEIVABLES LLC
                   TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION
         (Exact names of the registrants as specified in their charters)

DELAWARE (if Toyota Auto Finance Receivables LLC)                     33-4836519 (if Toyota Auto Finance Receivables LLC)
CALIFORNIA (if Toyota Motor Credit Receivables Corporation)           33-0593804 (if Toyota Motor Credit Receivables Corporation)
(State or other jurisdiction of                                       (I.R.S. Employer Identification No.)
incorporation or organization)

19001 SOUTH WESTERN AVENUE
TORRANCE, CA                                                          90509
(Address of principal executive offices)                              (Zip code)

                                   ----------

                             ASSET BACKED SECURITIES
                       (Title of the indenture securities)
================================================================================

                                                     Filed pursuant to:
                                                     Registration No.: 333
                                                     Registration No.: 333

Item 1. General Information. Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  The Board of Governors of the Federal Reserve System Washington, D.C.

            (b)   Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

            None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1, pursuant to General Instruction B, because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this
                           Statement of Eligibility.

      Exhibit 1.  a.    A copy of the Articles of Association of the trustee now
                        in effect.*

      Exhibit 2.  a.    A copy of the certificate of authority of the trustee to
                        commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern National
                        Bank of Minneapolis.*

                  b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                  c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                  d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                  e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

      Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

      Exhibit 4.  Copy of By-laws of the trustee as now in effect.*

      Exhibit 5.  Not applicable.

      Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

      Exhibit 7. Consolidated Reports of Condition and Income of the trustee as of June 30, 1999.

      Exhibit 8.  Not applicable.

      Exhibit 9.  Not applicable.



      * Incorporated by reference to the corresponding numbered exibits to the form T-1 filed as Exhibit 25 to registration statement number 33-66026.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 22nd day of March, 2001.

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION


                                          /s/ Marianna Stershic
                                        ----------------------------------------
                                        Marianna Stershic
                                        Vice President

                                    EXHIBIT 6

March 22, 2001

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION


                                          /s/ Marianna Stershic
                                        ----------------------------------------
                                        Marianna Stershic
                                        Vice President

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 2002

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCI
- --------------------------------------------------------------------------------
                                                                           | 1 |

                                Please refer to page 1,
                                Table of Contents, for
                                the required disclosure
                                of estimated burden.
- --------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031

REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 2000

                                                       20001231
                                                      -----------
                                                      (RCRI 9999)

This report is required by law: 12 U.S.C. ss.324 (State member banks); 12 U.S.C. ss.1817 (State nonmember banks); and 12 U.S.C. ss.161 (National banks)

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

- --------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I, Robert F. Goodsell, Mgr. of Regulatory Reporting
- ------------------------------------------------------
 Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief,

/s/ Robert F. Goodsell
- ------------------------------------------------------
Signature of Officer Authorized to Sign Report

                 1/30/01
- ------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ [ILLEGIBLE]
- ------------------------------------------------------
Director (Trustee)

/s/ [ILLEGIBLE]
- ------------------------------------------------------
Director (Trustee)

/s/ [ILLEGIBLE]
- ------------------------------------------------------
Director (Trustee)

- --------------------------------------------------------------------------------

Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
      (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, Contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

- --------------------------------------------------------------------------------
FDIC Certificate Number:          05208
                              -----------
                              (RCRI 9050)

http://www.wellsfargo.com
- ---------------------------------------------------
Primary Internet Web Address of Bank
(Home Page), if any (TEXT4O87)
(Example: www.examplebank.com)

Wells Fargo Bank Minnesota, N.A.
- ---------------------------------------------------
Legal Title of Bank (TEXT 9010)

Minneapolis
- ---------------------------------------------------
City (TEXT 9130)

MN                        55479
- ---------------------------------------------------
State Abbrev. (TEXT 9200)     Zip Code. (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

- --------------------------------------------------------------------------------

                                                                  FFIEC 031
                                                                  Page i
                                                                             ---
                                                                              2
                                                                             ---

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
- --------------------------------------------------------------------------------

TABLE OF CONTENTS


SIGNATURE PAGE                                                     COVER

REPORT OF INCOME

Schedule RI - Income Statement .............................       RI-1, 2, 3

Schedule RI-A Changes in Equity Capital ....................       RI-4

Schedule RI-B - Charge-offs and Recoveries on
  Loans and Leases and Changes in Allowance
  for Credit Losses ........................................       RI-4, 5

Schedule RI-D - Income from
  International Operations .................................       RI-6

Schedule RI-E - Explanations ...............................       RI-7, 8


Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 34.1 hours per respondent and is estimated to vary from 15 to 400 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but [ILLEGIBLE] the time for compiling and maintaining business records in the course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary

Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division

Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary

Federal Deposit Insurance Corporation
Washington, D.C. 20429


REPORT OF CONDITION


Schedule RC - Balance Sheet ................................       RC-1, 2

Schedule RC-A - Cash and Balances Due
  From Depository Institutions .............................       RC-3

Schedule RC-B - Securities .................................       RC-3, 4, 5

Schedule RC-C - Loans and Lease Financing
  Receivables:
  Part I. Loans and Leases .................................       RC-6, 7, 8
  Part II. Loans to Small Businesses and
  Small Farms (to be completed for the
  June report only; not included in the forms
  for the September and December reports) ..................       RC-8a, 8b

Schedule RC-D - Trading Assets and Liabilities
  (to be completed only by selected banks) .................       RC-8

Schedule RC-E - Deposit Liabilities ........................       RC-9, 10, 11

Schedule RC-F - Other Assets ...............................       RC-11

RC-G - Other Liabilities ...................................       RC-11

Schedule RC-H - Selected Balance Sheet Items
  for Domestic Offices .....................................       RC-12

Schedule RC-I - Selected Assets and Liabilities
  of IBFs ..................................................       RC-13

Schedule RC-K - Quarterly Averages .........................       RC-13

Schedule RC-L - Off-Balance Sheet
  Items ....................................................       RC-14, 15, 16

Schedule RC-M - Memoranda ..................................       RC-17, 18

Schedule RC-N - Past Due and Nonaccrual
  Loans, Leases, and Other Assets ..........................       RC-19, 20

Schedule RC-O - Other Data for Deposit
  Insurance and FICO Assessments ...........................       RC-21, 22

Schedule RC-R - Regulatory Capital .........................       RC-23, 24

Optional Narrative Statement Concerning
  the Amounts Reported in the Reports
  of Condition and Income ..................................       RC-25


Special Report (to be completed by all banks)

For information or assistance, national and state nonmember banks should contact the FDIC's Reports Analysis and Quality

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D
MARQUETTE AVENUE             Transit #: 91000019     Cert #: 05208       RI-1
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           3
                                                                       ---------


CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 2000 - DECEMBER 31, 2000

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI - INCOME STATEMENT

                                                                         1480
                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

1. Interest Income:
   a. Interest and fee income on loans:
     (1) In domestic offices:                                                        RIAD
                                                                                     ----  ----------
         (a) Loans secured by real estate ......................................     4011     975,371     1.a.1.a
                                                                                           ----------
         (b) Loans to depository institutions ..................................     4019      27,699     1.a.1.b
                                                                                           ----------
         (c) Loans to finance agricultural production and other loans to farmers     4024      18,052     1.a.1.c
                                                                                           ----------
         (d) Commercial and industrial loans ...................................     4012     491,976     1.a.1.d
                                                                                           ----------
         (e) Acceptances of other banks ........................................     4026         151     1.a.1.e
                                                                                           ----------
         (f) Loans to individuals for household, family, and other personal expenditures:
                                                                                           ----------
             (1) Credit cards and related plans ................................     4054     212,763     1.a.1.f.1
                                                                                           ----------
             (2) Other .........................................................     4055     131,372     1.a.1.f.2
                                                                                           ----------
         (g) Loans to foreign governments and official institutions ............     4056           0     1.a.1.g
                                                                                           ----------
         (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
                                                                                           ----------
             (1) Taxable obligations ...........................................     4503         464     1.a.1.h.1
                                                                                           ----------
             (2) Tax-exempt obligations ........................................     4504       2,326     1.a.1.h.2
                                                                                           ----------
         (i) All other loans in domestic offices ...............................     4058     107,873     1.a.1.i
                                                                                           ----------
     (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs .........     4059       1,396     1.a.2
                                                                                           ----------
   b. Income from lease financing receivables:                                             ----------
     (1) Taxable leases ........................................................     4505     117,868     1.b.1
                                                                                           ----------
     (2) Tax-exempt leases .....................................................     4307           0     1.b.2
                                                                                           ----------
   c. Interest income on balances due from depository institutions: (1)                    ----------
     (1) In domestic offices ...................................................     4105       2,381     1.c.1
                                                                                           ----------
     (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs .........     4106         113     1.c.2
                                                                                           ----------
   d. Interest and dividend income on securities:
     (1) U.S. Treasury securities and U.S. Government agency obligations
         (including mortgage-backed securities issued                                      ----------
         or guaranteed by FNMA, FHLMC, or GNMA) ................................     4027     106,185     1.d.1
                                                                                           ----------
     (2) Securities issued by states and political subdivisions in the U.S.:
                                                                                           ----------
         (a) Taxable securities ................................................     4506         313     1.d.2.a
                                                                                           ----------
      (b) Tax-exempt securities ................................................     4507      14,371     1.d.2.b
                                                                                           ----------
     (3) Other domestic debt securities
         (including mortgage-backed securities not issued                                  ----------
         or guaranteed by FNMA, FHLMC, or GNMA) ................................     3657      18,970     1.d.3
                                                                                           ----------
     (4) Foreign debt securities ...............................................     3658           0     1.d.4
                                                                                           ----------
     (5) Equity securities (including investments in mutual funds) .............     3659      29,481     1.d.5
                                                                                           ----------
   e. Interest income from trading assets .........................................  4069         335     1.e
                                                                                           ----------

- ----------
(1) Includes interest income on time certificates of deposits not held for trading.

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RI-2
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           4
                                                                       ---------

SCHEDULE RI - CONTINUED

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

                                                                                     RIAD  Year-to-Date
                                                                                     ----
 1. Interest income (continued)
    f. Interest income on federal funds sold and securities purchased under                ------------
       agreements to resell ....................................................     4020    1,052,156                     1.f
                                                                                           ------------
    g. Total interest income (sum of items 1.a through 1.f) ....................     4107    3,311,616                     1.g
                                                                                           ------------
 2. Interest expense:
    a. Interest on deposits:
       (1) Interest on deposits in domestic offices:
           (a) Transaction accounts (NOW accounts, ATS accounts, and                       ------------
               telephone and preauthorized transfer accounts) ..................     4508        7,192                     2.a.1.a
                                                                                           ------------
           (b) Nontransaction accounts:
                                                                                           ------------
              (1) Money market deposit accounts (MMDAs) ........................     4509       73,725                     2.a.1.b.1
                                                                                           ------------
              (2) Other savings deposits .......................................     4511      141,655                     2.a.1.b.2
                                                                                           ------------
              (3) Time deposits of $100,000 or more ............................     A517       18,804                     2.a.1.b.3
                                                                                           ------------
              (4) Time deposits of less than $100,000 ..........................     A518      111,516                     2.a.1.b.4
                                                                                           ------------
      (2) Interest on deposits in foreign offices, Edge and agreement                      ------------
          subsidiaries, and IBFs ...............................................     4172      534,776                     2.a.2
                                                                                           ------------
   b. Expense of federal funds purchased
      and securities sold under                                                            ------------
      agreements to repurchase .................................................     4180      736,120                     2.b
                                                                                           ------------
   c. Interest on demand notes issued to the U.S. Treasury, trading liabilities,           ------------
      and on other borrowed money ..............................................     4185      404,282                     2.c
                                                                                           ------------
   d. Not applicable
                                                                                           ------------
   e. Interest on subordinated notes and debentures ............................     4200            0                     2.e
                                                                                           ------------
   f. Total interest expense (sum of items 2.a through 2.e) ....................     4073    2,028,070   RIAD              2.f
                                                                                           ------------  ----  ---------
 3. Net interest income (item 1.g minus 2.f) ...................................                         4074  1,283,546   3.
 4. Provisions:                                                                                                ---------
                                                                                                               ---------
    a. Provision for credit losses .............................................                         4230    124,422   4.a
                                                                                                               ---------
    b. Provision for allocated transfer risk ...................................                         4243          0   4.b
                                                                                                               ---------
 5. Noninterest income: ........................................................     RIAD
                                                                                     ----  ------------
    a. Income from fiduciary activities ........................................     4070      288,934                     5.a
                                                                                           ------------
    b. Service charges on deposit accounts in domestic offices .................     4080      148,835                     5.b
                                                                                           ------------
    c. Trading revenue (must equal Schedule RI, sum of Memorandum                          ------------
       items 8.a through 8.d) ..................................................     A220       23,610                     5.c
                                                                                           ------------
    d. - e. Not applicable
    f. Other noninterest income:
                                                                                           ------------
       (1) Other fee income ....................................................     5407      295,218                     5.f.1
                                                                                           ------------
       (2) All other noninterest income * ......................................     5408       42,141   RIAD              5.f.2
                                                                                           ------------  ----  ---------
    g. Total noninterest income (sum of items 5.a through 5.f) .................                         4079    798,738   5.g
                                                                                                               ---------
 6. a. Realized gains (losses) on held-to-maturity securities ..................                         3521          0   6.a
                                                                                                               ---------
    b. Realized gains (losses) on available-for-sale securities ................                         3196    (93,685)  6.b
                                                                                                               ---------
 7.  Noninterest expense: ......................................................     RIAD
                                                                                     ----  ------------
    a. Salaries and employee benefits ..........................................     4135      443,839                     7.a
                                                                                           ------------
    b. Expenses of premises and fixed assets (net of rental income)                        ------------
      (excluding salaries and employee benefits and mortgage interest) .........     4217       89,286                     7.b
                                                                                           ------------
    c. Other noninterest expense * .............................................     4092      671,680   RIAD              7.c
                                                                                           ------------  ----  ---------
    d. Total noninterest expense (sum of items 7.a through 7.c) ................                         4093  1,204,805   7.d
 8. Income (loss) before income taxes and extraordinary items and other                                        ---------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d) ..                         4301    659,372   8.
                                                                                                               ---------
 9. Applicable income taxes (on item 8) ........................................                         4302    244,599   9.
10. Income (loss) before extraordinary items and other adjustments                                             ---------
    (item 8 minus 9) ...........................................................                         4300    414,773   10.
                                                                                                               ---------
11. Extraordinary items and other adjustments, net of income taxes * ...........                         4320          0   11
                                                                                                               ---------
12. Net income (loss) (sum of items 10 and 11) .................................                         4340    414,773   12.
                                                                                                               ---------

- ----------
      *     Describe on Schedule RI-E - Explanations.

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RI-3
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           5
                                                                       ---------



SCHEDULE RI - CONTINUED

                                                                         1481
                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------
MEMORANDA

                                                                                                RIAD   Year-to-Date
                                                                                                ----
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after         ------------
    August 7, 1986, that is not deductible for federal income tax purposes ................     4513          778      M.1
                                                                                                       ------------
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices               ------------
    (included in Schedule RI, item 8) .....................................................     8431        3,522      M.2
 3. - 4. Not applicable                                                                                ------------

                                                                                                          Number
 5. Number of full-time equivalent employees on payroll at end of current period (round to             ------------
    nearest whole number) .................................................................     4150        7,002      M.5
                                                                                                       ------------
 6. Not applicable
                                                                                                CCYY / MM / DD
 7. If the reporting bank has restated its balance sheet as a result of applying push                  ------------
    accounting this calendar year, report the date of the bank's acquisition ..............     9106          N/A      M.7
                                                                                                       ------------
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):
                                                                                                       ------------
    a. Interest rate exposures ............................................................     8757        8,995      M.8.a
                                                                                                       ------------
    b. Foreign exchange exposures .........................................................     8758       22,661      M.8.b
                                                                                                       ------------
    c. Equity security and index exposures ................................................     8759            0      M.8.c
                                                                                                       ------------
    d. Commodity and other exposures ......................................................     8760       (8,046)     M.8.d
                                                                                                       ------------
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
                                                                                                       ------------
    a. Net increase (decrease) to interest income .........................................     8761            2      M.9.a
                                                                                                       ------------
    b. Net (increase) decrease to interest expense ........................................     8762            0      M.9.b
                                                                                                       ------------
    c. Other (noninterest) allocations ....................................................     8763            0      M.9.c
                                                                                                       ------------
10. Credit losses on off-balance sheet derivatives (see instructions) .....................     A251            0      M.10
                                                                                                       ------------
                                                                                                          YES / NO
11. Does the reporting bank have a Subchapter S election in effect for                                 ------------
    federal income tax purposes for the current tax year? .................................     A530         NO        M.11
                                                                                                       ------------
12. Deferred portion of total applicable income taxes included in Schedule RI,                         ------------
    items 9 and 11 (to be reported with the December Report of Income) ....................     4772      153,124      M.12
                                                                                                       ------------

- ----------
(1)   For example, a bank acquired on June 1, 1998, would report 1998/06/01
*     Describe on Schedule RI-E - Explanations.

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RI-4
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           6
                                                                       ---------

SCHEDULE RI-A - CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.                           1483
                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

                                                                                                 RIAD
                                                                                                 ----
 1. Total equity capital originally reported in the December 31, 1999,                                     ---------
    Reports of Condition and Income ........................................................     3215      1,979,872      1
                                                                                                           ---------
 2. Equity capital adjustments from amended Reports of Income, net * .......................     3216              0      2.
                                                                                                           ---------
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ...................     3217      1,979,872      3.
                                                                                                           ---------
 4. Net income (loss) (must equal Schedule RI, item 12) ....................................     4340        414,773      4.
                                                                                                           ---------
 5. Sale, conversion, acquisition, or retirement of capital stock, net .....................     4346              0      5.
                                                                                                           ---------
 6. Changes incident to business combinations, net .........................................     4356        393,627      6.
                                                                                                           ---------
 7. LESS: Cash dividends declared on preferred stock .......................................     4470              0      7.
                                                                                                           ---------
 8. LESS: Cash dividends declared on common stock ..........................................     4460         94,100      8.
                                                                                                           ---------
 9. Cumulative effect of changes in accounting principles from prior years *                               ---------
    (see instructions for this schedule) ...................................................     4411              0      9.
10. Corrections of material accounting errors from prior years *                                           ---------
    (see instructions for this schedule) ...................................................     4412              0      10.
                                                                                                           ---------
11. a Change in net unrealized holding gains (losses) on available-for-sale securities .....     8433         65,542      11.a
                                                                                                           ---------
    b. Change in accumulated net gains (losses) on cash flow hedges ........................     4574              0      11.b
                                                                                                           ---------
12. Foreign currency translation adjustments ...............................................     4414           (240)     12
                                                                                                           ---------
13. Other transactions with parent holding company * (not included in item 5, 7, or 8 above)     4415        325,000      13
                                                                                                           ---------
14. Total equity capital end of current period (sum of items 3 through 13) (must equal                     ---------
    Schedule RC, item 28) ..................................................................     3210      3,084,474      14
                                                                                                           ---------

- ----------
*     Describe on Schedule RI-E - Explanations.

Schedule RI-B - Charge-offs and Recoveries on Loans and Leases and
                Changes in Allowance for Credit Losses

Part I. Charge-offs and Recoveries on Loans and Leases (1)

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                         1486
                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------


                                                                                    ----------Calendar year-to-date------
                                                                                    ( Column A )              ( Column B )
                                                                              RIAD   Charge-offs       RIAD    Recoveries
                                                                              ----                     ----
1. Loans secured by real estate:                                                     -----------               ----------
   a. To U.S. addressees (domicile) .....................................     4651         3,175       4661         2,322     1.a
                                                                                     -----------               ----------
   b. To non-U.S. addressees (domicile) .................................     4652             0       4662             0     1.b
                                                                                     -----------               ----------
2. Loans to depository institutions and acceptances of other banks:
                                                                                     -----------               ----------
   a. To U.S. banks and other U.S. depository institutions ..............     4653             0       4663             0     2.a
                                                                                     -----------               ----------
   b. To foreign banks ..................................................     4654             0       4664             0     2.b
                                                                                     -----------               ----------
3. Loans to finance agricultural production and other loans to farmers ..     4655         1,578       4665           972     3
                                                                                     -----------               ----------
4. Commercial and industrial loans:
                                                                                     -----------               ----------
   a. To U.S. addressees (domicile) .....................................     4645        43,259       4617         6,293     4.a
                                                                                     -----------               ----------
   b. To non-U.S. addressees (domicile) .................................     4646         2,500       4618         2,557     4.b
                                                                                     -----------               ----------
5. Loans to individuals for household, family, and other personal expenditures:
                                                                                     -----------               ----------
   a. Credit cards and related plans ....................................     4656        85,027       4666         1,842     5.a.
                                                                                     -----------               ----------
   b. Other (includes single payment, installment, and all student loans)     4657        17,856       4667        10,377     5.b.
                                                                                     -----------               ----------
6. Loans to foreign governments and official institutions ...............     4643             0       4627             0     6
                                                                                     -----------               ----------
7. All other loans ......................................................     4644             0       4628            65     7
                                                                                     -----------               ----------
8. Lease financing receivables:
                                                                                     -----------               ----------
   a. Of U.S. addressees (domicile) .....................................     4658             0       4668             1     8.a.
                                                                                     -----------               ----------
   b. Of non-U.S. addressees (domicile) .................................     4659             0       4669             0     8.b.
                                                                                     -----------               ----------
9. Total (sum of items 1 through 8) .....................................     4635       153,395       4605        24,429     9
                                                                                     -----------               ----------

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RI-5
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           7
                                                                       ---------

SCHEDULE RI-B - CONTINUED

PART I. CONTINUED

MEMORANDA

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

                                                                               ------Calendar year-to-date-------
                                                                               ( Column A )         ( Column B )
                                                                          RIAD  Charge-offs     RIAD   Recoveries
                                                                          ----                  ----
1. - 3. Not applicable.
4. Loans to finance commercial real estate, construction, and land
   development activities (not secured by real estate) included in              -----------            ----------
   Schedule RI-B, part I, items 4 and 7, above ......................     5409            0     5410            0     M.4
                                                                                -----------            ----------
5. Loans secured by real estate in domestic offices (included in
   Schedule RI-B, part I, item 1, above):
                                                                                -----------            ----------
   a. Construction and land development .............................     3582          212     3583            0     M.5.a
                                                                                -----------            ----------
   b. Secured by farmland ...........................................     3584           90     3585          102     M.5.b
                                                                                -----------            ----------
   c. Secured by 1-4 family residential properties:
     (1) Revolving, open-end loans secured by 1-4 family residential            -----------            ----------
         properties and extended under lines of credit ..............     5411          261     5412          163     M.5.c.1
                                                                                -----------            ----------
     (2) All other loans secured by 1-4 family residential properties     5413          976     5414          915     M.5.c.2
                                                                                -----------            ----------
   d. Secured by multifamily (5 or more) residential properties .....     3588            0     3589            0     M.5.d
                                                                                -----------            ----------
   e. Secured by nonfarm nonresidential properties ..................     3590        1,636      359        1,142     M.5.e
                                                                                -----------            ----------

PART II. CHANGES IN ALLOWANCE FOR CREDIT LOSSES

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

                                                                                                RIAD
                                                                                                ----
1. Balance originally reported in the December 31, 1999,                                               ----------
   Reports of Condition and Income .........................................................    3124      248,308     1.
                                                                                                       ----------
2. Recoveries (must equal or exceed part I, item 9, column B above) ........................    2419       24,429     2.
                                                                                                       ----------
3. LESS: Charge-offs (must equal or exceed part I, item 9, column A above) .................    2432      153,395     3.
                                                                                                       ----------
4. Provision for credit losses (must equal Schedule RI, item 4.a) ..........................    4230      124,422     4.
                                                                                                       ----------
5. Adjustments * (see instructions for this schedule) ......................................    4815       15,752     5.
                                                                                                       ----------
6. Balance end of current period (sum of items 1 through 5)                                            ----------
  (must equal or exceed Schedule RC, item 4.b) .............................................    A512      259,516     6
                                                                                                       ----------

- ----------
*     Describe on Schedule RI-E - Explanations.

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RI-6
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           8
                                                                       ---------

SCHEDULE RI-D - INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                         1492
                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

                                                                                                 RIAD   Year-to-Date
                                                                                                 ----
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
                                                                                                        ------------
   a. Interest Income booked ................................................................     4837           N/A    1.a
                                                                                                        ------------
   b. Interest expense booked ...............................................................     4838           N/A    1.b
                                                                                                        ------------
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and               ------------
      IBFs (item 1.a minus 1.b) .............................................................     4839           N/A    1.c
                                                                                                        ------------
2. Adjustments for booking location of international operations:
                                                                                                        ------------
   a. Net interest income attributable to international operations booked at domestic offices     4840           N/A    2.a
                                                                                                        ------------
   b. Net interest income attributable to domestic business booked at foreign offices .......     4841           N/A    2.b
                                                                                                        ------------
   c. Net booking location adjustment (item 2.a minus 2.b) ..................................     4842           N/A    2.c
                                                                                                        ------------
3. Noninterest income and expense attributable to international operations:
                                                                                                        ------------
   a. Noninterest income attributable to international operations ...........................     4097           N/A    3.a
                                                                                                        ------------
   b. Provision for loan and lease losses attributable to international operations ..........     4235           N/A    3.b
                                                                                                        ------------
   c. Other noninterest expense attributable to international operations ....................     4239           N/A    3.c
                                                                                                        ------------
   d. Net noninterest income (expense) attributable to international operations                         ------------
     (item 3.a minus 3.b and 3.c) ...........................................................     4843           N/A    3.d
                                                                                                        ------------
4. Estimated pretax income attributable to international operations before capital allocation           ------------
   adjustment (sum of items 1.c, 2.c, and 3.d) ..............................................     4844           N/A    4
                                                                                                        ------------
5. Adjustment to pretax income for internal allocations to international operations to                  ------------
   reflect the effects of equity capital on overall bank funding costs ......................     4845           N/A    5
                                                                                                        ------------
6. Estimated pretax income attributable to international operations after capital allocation            ------------
   adjustment (sum of items 4 and 5) ........................................................     4846           N/A    6
                                                                                                        ------------
7. Income taxes attributable to income from international operations as estimated in item 6 .     4797           N/A    7
                                                                                                        ------------
8. Estimated net income attributable to international operations (item 6 minus 7) ...........     4341           N/A    8
                                                                                                        ------------

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

MEMORANDA

                                                                                                  RIAD
                                                                                                  ----
                                                                                                        ------------
1. Intracompany interest income included in item 1.a above ..................................     4847           N/A    M.1
                                                                                                        ------------
2. Intracompany interest expense included in item 1.b above .................................     4848           N/A    M.2
                                                                                                        ------------

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

                                                                                                 RIAD   Year-to-Date
                                                                                                 ----
                                                                                                        ------------
1. Interest income booked at IBFs ...........................................................     4849           N/A    1
                                                                                                        ------------
2. Interest expense booked at IBFs ..........................................................     4850           N/A    2
                                                                                                        ------------
3. Noninterest income attributable to international operations booked at
   domestic offices (excluding IBFs):                                                                   ------------
   a. Gains (losses) and extraordinary items ................................................     5491           N/A    3.a
                                                                                                        ------------
   b. Fees and other noninterest income .....................................................     5492           N/A    3.b
                                                                                                        ------------
4. Provision for loan and lease losses attributable to international                                    ------------
   operations booked at domestic offices (excluding IBFs) ...................................     4852           N/A    4
                                                                                                        ------------
5. Other noninterest expense attributable to international operations                                   ------------
   booked at domestic offices (excluding IBFs) ..............................................     4853           N/A    5
                                                                                                        ------------

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RI-7
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           9
                                                                       ---------

SCHEDULE RI-E - EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                         1495
                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

                                                                                         RIAD    Year-to-Date
                                                                                         ----
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                  ------------
   a. Net gains (losses) on other real estate owned ...................................  5415             N/A       1.a
                                                                                                 ------------
   b. Net gains (losses) on sales of loans ............................................  5416           2,505       1.b
                                                                                                 ------------
   c. Net gains (losses) on sales of premises and fixed assets ........................  5417             N/A       1.c
                                                                                                 ------------
   Itemize and describe the three largest other amounts that exceed 10%
   of Schedule RI, item 5.f.(2):
                                                                                         RIAD
                  TEXT                                                                   ----
           --------------------------------------------------------                              ------------
   d. 4461 Operating lease rental income ..............................................  4461          13,311       1.d
           --------------------------------------------------------                              ------------
   e. 4462 Processing fees ............................................................  4462           7,650       1.e
           --------------------------------------------------------                              ------------
   f. 4463 Bank-owned life insurance ..................................................  4463           6,899       1.f
           --------------------------------------------------------                              ------------

2. Other noninterest expense (from Schedule RI, item 7.c):                                       Year-to-date
                                                                                                 ------------
   a. Amortization expense of intangible assets .......................................  4531           7,490       2.a
                                                                                                 ------------
   Report amounts that exceed 10% of Schedule RI, item 7.c:                                      ------------
   b. Net (gains) losses on other real estate owned ...................................  5418             N/A       2.b
                                                                                                 ------------
   c. Net (gains) losses on sales of loans ............................................  5419             N/A       2.c
                                                                                                 ------------
   d. Net (gains) losses on sales of premises and fixed assets ........................  5420             N/A       2.d
                                                                                                 ------------
   Itemize and describe the three largest other amounts that exceed 10%
   of Schedule RI, item 7.c:
                                                                                         RIAD
                  TEXT                                                                   ----
           --------------------------------------------------------                              ------------
   e. 4464 Affiliate expense allocation                                                  4464         121,706       2.e
           --------------------------------------------------------                              ------------
   f. 4467                                                                               4467             N/A       2.f
                                                                                                 ------------
   g. 4468                                                                               4468             N/A       2.g
                                                                                                 ------------
3. Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
                                                                                         RIAD
                  TEXT                                                                   ----
a. (1) 6373 Effect of adopting FAS 133,
                                                                                                 ------------
        "Accounting for Derivative Instruments and Hedging Activities"      RIAD         6373               0       3.a.1
                                                                            ---- ------          ------------
     (2) Applicable income tax effect ...................................   4486      0                             3.a.2
                                                                                 ------          ------------
b. (1) 4487                                                                              4487               0       3.b.1
                                                                                 ------          ------------
     (2) Applicable income tax effect ...................................   4488      0                             3.b.2
                                                                                 ------          ------------
c. (1) 4489                                                                              4489               0       3.c.1
                                                                                 ------          ------------
     (2) Applicable income tax effect ...................................   4491      0                             3.c.2
                                                                                 ------          ------------
4. Equity capital adjustments from amended Reports of Income (from Schedule
   RI-A, item 2) (itemize and describe all adjustments):
                                                                                         RIAD
                  TEXT                                                                   ----
                                                                                                 ------------
   a. 4492                                                                               4492             N/A       4.a
                                                                                                 ------------
   b. 4493                                                                               4493             N/A       4.b
                                                                                                 ------------
5. Cumulative effect of changes in accounting principles from prior years
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
                                                                                         RIAD
                  TEXT                                                                   ----
                                                                                                 ------------
   a. 4494                                                                               4494             N/A       5.a
                                                                                                 ------------
   b. 4495                                                                               4495             N/A       5.b
                                                                                                 ------------
6. Corrections of material accounting errors from prior years (from
   Schedule RI-A, item 10) (itemize and describe all corrections):
                                                                                         RIAD
                  TEXT                                                                   ----
                                                                                                 ------------
   a. 4496                                                                               4496             N/A       6.a
                                                                                                 ------------
   b. 4497                                                                               4497             N/A       6.b
                                                                                                 ------------

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RI-8
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                          10
                                                                       ---------

SCHEDULE RI-E - CONTINUED

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

                                                                                         RIAD     Year-to-Date
                                                                                         ----
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):

                  TEXT
           ----------------------------------------------                                         ------------
   a. 4498 Capital infusion                                                              4498          325,000  7.a
           ----------------------------------------------                                         ------------
   b. 4499                                                                               4499              N/A  7.b
                                                                                                  ------------
8. Adjustments to allowance for credit losses (from Schedule RI-B, part II, item 5)
   (itemize and describe all adjustments):
                                                                                         RIAD
                  TEXT                                                                   ----
           ----------------------------------------------                                         ------------
   a. 4521 Merger adjustment                                                             4521            2,638  8.a
           ----------------------------------------------                                         ------------
   b. 4522 Transfer of securitized loans                                                 4522           13,114  8.b
           ----------------------------------------------                                         ------------

                                                                   1498  1499
9. Other explanations (the space below is provided for bank to briefly describe, at its option, any other significant items affecting the Report

                                           RIAD
                                           ----
                                               ---------
   X = NO COMMENT - Y = COMMENT __________ 4769    X
                                               ---------
   Other explanations (please type or print clearly):

           TEXT 4769 ( 70 characters per line )

           ____________________________________________________________
           ____________________________________________________________
           ____________________________________________________________
           ____________________________________________________________
           ____________________________________________________________
           ____________________________________________________________
           ____________________________________________________________
           ____________________________________________________________
           ____________________________________________________________
           ____________________________________________________________

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-1
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           11
                                                                       ---------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2000

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET                                              C400
                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

ASSETS                                                                                               RCFD
                                                                                                     ----
 1. Cash and balances due from depository institutions (from Schedule RC-A):                               -----------
    a. Noninterest-bearing balances and currency and coin (1) .....................................  0081    2,401,294  1.a
                                                                                                           -----------
    b. Interest-bearing balances (2) ..............................................................  0071       11,100  1.b
                                                                                                           -----------
 2. Securities:
                                                                                                           -----------
    a. Held-to-maturity securities (from Schedule RC-B, column A) .................................  1754            0  2.a
                                                                                                           -----------
    b. Available-for-sale securities (from Schedule RC-B, column D) ...............................  1773    2,021,744  2.b
                                                                                                           -----------
 3. Federal funds sold and securities purchased under agreements to resell ........................  1350   19,241,189  3
                                                                                  RCFD                     -----------
 4. Loans and lease financing receivables:                                        ----
                                                                                         ----------
    a. Loans and leases, net of unearned income (from Schedule RC-C) ...........  2122   28,136,631                     4.a
                                                                                         ----------
    b. LESS: Allowance for loan and lease losses ...............................  3123      259,516                     4.b
                                                                                         ----------
    c. LESS: Allocated transfer risk reserve ...................................  3128            0                     4.c
                                                                                         ----------
                                                                                                     RCFD
                                                                                                     ----
    d. Loans and leases, net of unearned income,                                                           -----------
    allowance, and reserve (item 4.a minus 4.b and 4.c) ...........................................  2125   27,877,115  4.d
                                                                                                           -----------
 5. Trading assets (from Schedule RC-D) ...........................................................  3545       36,150  5.
                                                                                                           -----------
 6. Premises and fixed assets (including capitalized leases) ......................................  2145      161,329  6.
                                                                                                           -----------
 7. Other real estate owned (from Schedule RC-M) ..................................................  2150       10,790  7.
                                                                                                           -----------
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ......  2130            0  8.
                                                                                                           -----------
 9. Customers' liability to this bank on acceptances outstanding ..................................  2155       14,340  9.
                                                                                                           -----------
10. Intangible assets (from Schedule RC-M) ........................................................  2143      139,018  10.
                                                                                                           -----------
11. Other assets (from Schedule RC-F) .............................................................  2160    1,203,791  11.
                                                                                                           -----------
12. Total assets (sum of items 1 through 11) ......................................................  2170   53,117,860  12
                                                                                                           -----------

- ----------
(1)   Includes cash items in process of collection and unposted debits.
(2)   Includes time certificates of deposit not held for trading.

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-2
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           12
                                                                       ---------

SCHEDULE RC - CONTINUED

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

LIABILITIES                                                                                     RCON
                                                                                                ----
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,                           ----------
       part I) ...................................................................  RCON            2200   18,591,099  13.a
                                                                                    ----  ---------        ----------
       (1) Noninterest-bearing (1) ...............................................  6631  9,813,847                    13.a.1
                                                                                          ---------
       (2) Interest-bearing ......................................................  6636  8,777,252                    13.a.2
                                                                                          ---------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
       (from Schedule RC-E, part II) .............................................                  RCFN
                                                                                                    ----   ----------
                                                                                    RCFN            2200    9,987,443  13.b
                                                                                    ----  ---------        ----------
       (1) Noninterest-bearing ...................................................  6631  9,972,262                    13.b1
                                                                                          ---------
       (2) Interest-bearing ......................................................  6636     15,181                    13.b2
                                                                                          --------- RCFD
                                                                                                    ----   ----------
14. Federal funds purchased and securities sold under agreements to repurchase ...                  2800   14,662,086  14
                                                                                                           ----------
                                                                                                    RCON
                                                                                                    ----   ----------
15. a. Demand notes issued to the U.S. Treasury ..................................                  2840      268,944  15.a
                                                                                                           ----------
                                                                                                    RCFD
                                                                                                    ----   ----------
    b. Trading liabilities (from Schedule RC-D) ..................................                  3548       72,366  15.b
                                                                                                           ----------
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
                                                                                                           ----------
    a. With a remaining maturity of one year or less .............................                  2332    1,734,898  16.a
                                                                                                           ----------
    b. With a remaining maturity of more than one year through three years .......                  A547    3,417,348  16.b
                                                                                                           ----------
    c. With a remaining maturity of more than three years ........................                  A548      513,711  16.c
                                                                                                           ----------
17. Not applicable
                                                                                                           ----------
18. Bank's liability on acceptances executed and outstanding .....................                  2920       14,340  18
                                                                                                           ----------
19. Subordinated notes and debentures(2) .........................................                  3200            0  19
                                                                                                           ----------
20. Other liabilities (from Schedule RC-G) .......................................                  2930      771,151  20
                                                                                                           ----------
21. Total liabilities (sum of items 13 through 20) ...............................                  2948   50,033,386  21
                                                                                                           ----------
22. Not applicable

EQUITY CAPITAL
                                                                                                           ----------
23. Perpetual preferred stock and related surplus ................................                  3838            0  23
                                                                                                           ----------
24. Common stock .................................................................                  3230      100,000  24
                                                                                                           ----------
25. Surplus (exclude all surplus related to preferred stock) .....................                  3839    1,646,177  25
                                                                                                           ----------
26. a. Undivided profits and capital reserves ....................................                  3632    1,314,285  26.a
                                                                                                           ----------
    b. Net unrealized holding gains (losses) on available-for-sale securities ....                  8434       24,809  26.b
                                                                                                           ----------
    c. Accumulated net gains (losses) on cash flow hedges ........................                  4336            0  26.c
                                                                                                           ----------
27. Cumulative foreign currency translation adjustments ..........................                  3284         (797) 27
                                                                                                           ----------
28. Total equity capital (sum of items 23 through 27) ............................                  3210    3,084,474  28
                                                                                                           ----------
29. Total liabilities and equity capital (sum of items 21 and 28) ................                  3300   53,117,860  29
                                                                                                           ----------
MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1. Indicate in the box at the right the number of the statement below that                          RCFD      Number
   best describes the most comprehensive level of auditing work performed                           ----   ----------
   for the bank by independent external auditors as of any date during 1999 ......                  6724          N/A  M. 1
                                                                                                           ----------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

- ----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)   Includes limited-life preferred stock and related surplus.

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-3
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           13
                                                                       ---------

SCHEDULE RC-A - CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

EXCLUDE ASSETS HELD FOR TRADING.

                                                                         C405

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------


                                                                                      --(Column A)--    --(Column B)--
                                                                                       Consolidated        Domestic
                                                                               RCFD        Bank            Offices
                                                                               ----
1. Cash items in process of collection, unposted debits, and currency and                ---------
   coin ...................................................................... 0022      1,904,328   RCON             1
                                                                                         ---------   ----  ---------
   a. Cash items in process of collection and unposted debits ...................................    0020  1,749,611  1.a
                                                                                                           ---------
   b. Currency and coin .........................................................................    0080    154,716  1.b
                                                                                                           ---------
2. Balance due from depository institutions in the U.S. .........................................    0082    335,752  2
                                                                                         ---------         ---------
   a. U.S. branches and agencies of foreign banks (including their IBFs) ..... 0083              0                    2.a
   b. Other commercial banks in the U.S. and other depository institutions               ---------
   in the U.S. (including their IBFs) ........................................ 0085        339,808                    2.b
                                                                                         ---------         ---------
3. Balances due from banks in foreign countries and foreign central banks                            0070      7,128  3
                                                                                         ---------         ---------
   a. Foreign branches of other U.S. banks ................................... 0073              0                    3.a
                                                                                         ---------
   b. Other banks in foreign countries and foreign central banks ............. 0074          9,267                    3.b
                                                                                         ---------         ---------
4. Balances due from Federal Reserve Banks ................................... 0090        158,991   0090    158,797  4
                                                                                         ---------         ---------
5. Total (sum of items 1 through 4) (total of column A must equal                        ---------         ---------
   Schedule RC, sum of items 1.a and 1.b) .................................... 0010      2,412,394   0010  2,406,004  5
                                                                                         ---------         ---------

MEMORANDUM

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

                                                                             RCON
                                                                             ----
1. Noninterest-bearing balances due from commercial banks in the U.S.                -------
   (included in item 2, column B above) ..................................   0050    326,468    M.1
                                                                                     -------

SCHEDULE RC-B - SECURITIES

Exclude assets held for trading.

                                                                         C410

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

                                                ----------Held-to-maturity------    ------------Available-for-sale---------
                                                     (Column A)      (Column B)             (Column C)           (Column D)
                                                 Amortized Cost      Fair Value         Amortized Cost        Fair Value(1)
                                               RCFD             RCFD                RCFD                 RCFD
                                               ----             ----                ----                 ----
                                                     --------          --------               --------          -------
1. U.S. Treasury securities .................  0211         0   0213          0     1286       309,461   1287   318,042  1
                                                     --------          --------               --------          -------
2. U.S. Government agency obligations
   (exclude mortgage-backed securities):             --------          --------               --------          -------
   a. Issued by U.S. Government agencies (2)   1289         0   1290          0     1291           306   1293       328  2.a
                                                     --------          --------               --------          -------
   b. Issued by U.S. Government-sponsored            --------          --------               --------          -------
   agencies (3) .............................  1294         0   1295          0     1297        72,126   1298    72,951  2.b
                                                     --------          --------               --------          -------

- ----------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-3
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           14
                                                                       ---------

SCHEDULE RC-B - CONTINUED

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

                                                          -----Held-to-maturity-----    -----Available-for-sale------
                                                            (Column A)    (Column B)      (Column C)        (Column D)
                                                          Amortized Cost  Fair Value    Amortized Cost     Fair Value(1)
3. Securities issued by states and political            RCFD          RCFD           RCFD             RCFD
   subdivisions in the U.S.:                            ---------------------------------------------------------------
   a. General obligations ...........................   1676       0  1677        0  1678      97,345  1679     101,834   3.a
                                                            --------       --------      ------------      ------------
   b. Revenue obligations ...........................   1681       0  1686        0  1690     101,190  1691     109,088   3.b
   c. Industrial development                                --------       --------      ------------      ------------
      and similar obligations .......................   1694       0  1695        0  1696       7,202  1697       6,874   3.c
                                                            --------       --------      ------------      ------------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:                              --------       --------      ------------      ------------
      (1) Guaranteed by GNMA ........................   1698       0  1699        0  1701     255,805  1702     261,062   4.a.1
                                                            --------       --------      ------------      ------------
      (2) Issued by FNMA and FHLMC ..................   1703       0  1705        0  1706     603,905  1707     613,635   4.a.2
                                                            --------       --------      ------------      ------------
      (3) Other pass-through securities .............   1709       0  1710        0  1711           0  1713     0         4.a.3
                                                            --------       --------      ------------      ------------
   b. Other mortgage-backed securities (include
     (CMOs, REMICs and stripped MBS):                   RCFD          RCFD           RCFD             RCFD
     (1) Issued or guaranteed by FNMA,                  ---------------------------------------------------------------
         FHLMC, or GNMA .............................   1714       0  1715        0  1716       5,426  1717       5,318   4.b.1
                                                            --------       --------      ------------      ------------
     (2) Collateralized by MBS issued or guaranteed         --------       --------      ------------      ------------
         by FNMA, FHLMC, or GNMA ....................   1718       0  1719        0  1731           0  1732     0         4.b.2
                                                            --------       --------      ------------      ------------
     (3) All other mortgage-backed securities .......   1733       0  1734        0  1735      24,216  1736      25,571   4.b.3
                                                            --------       --------      ------------      ------------
5. Other debt securities:                                   --------       --------      ------------      ------------
   a. Other domestic debt securities ................   1737       0  1738        0  1739     159,083  1741     161,234   5.a
                                                            --------       --------      ------------      ------------
   b. Foreign debt securities .......................   1742       0  1743        0  1744           0  1746     0         5.b
                                                            --------       --------      ------------      ------------
6. Equity securities:
   a. Investments in mutual funds and
      other equity securities with                                                   RCFD              RCFD
                                                                                     ----------------------------------
      readily determinable fair values ............................................  A510      28,084  A511      24,293   6.a
                                                                                         ------------      ------------
   b. All other equity securities(1) ..............................................  1752     321,514  1753     321,514   6.b
7. Total (sum of items 1 through 6) (total of                                            ------------      ------------
   Column A must equal Schedule RC item 2.a)
   (total of column D must equal Schedule RC,           RCFD           RCFD          RCFD              RCFD
   item 2.b)                                            ---------------------------------------------------------------
                                                        1754       0   1771       0  1772   1,985,663  1773   2,021,744   7
                                                            --------       --------      ------------      ------------

- ----------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-6
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           15
                                                                       ---------

SCHEDULE RC-B - CONTINUED
                                                                         C412
MEMORANDA                                            Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

                                                                                                       RCFD
                                                                                                       ----
                                                                                                              ----------
1. Pledged securities(2) ...........................................................................   0416      226,052     M.1
                                                                                                              ----------
2. Maturity and repricing data for debt securities (1,2)(excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and
      mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing
      frequency of: (3,4)                                                                               RCFD
                                                                                                        ----  ----------
      (1) Three months or less .....................................................................    A549      17,750  M.2.a1
                                                                                                              ----------
      (2) Over three months through 12 months ......................................................    A550       7,037  M.2.a2
                                                                                                              ----------
      (3) Over one year through three years ........................................................    A551     272,268  M.2.a3
                                                                                                              ----------
      (4) Over three years through five years ......................................................    A552      62,944  M.2.a4
                                                                                                              ----------
      (5) Over five years through 15 years .........................................................    A553     288,702  M.2.a5
                                                                                                              ----------
      (6) Over 15 years ............................................................................    A554     121,650  M.2.a6
                                                                                                              ----------
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3,5)
                                                                                                              ----------
      (1) Three months or less .....................................................................    A555      17,177  M.2.b1
                                                                                                              ----------
      (2) Over three months through 12 months ......................................................    A556      18,818  M.2.b2
                                                                                                              ----------
      (3) Over one year through three years ........................................................    A557       1,094  M.2.b3
                                                                                                              ----------
      (4) Over three years through five years ......................................................    A558       1,101  M.2.b4
                                                                                                              ----------
      (5) Over five years through 15 years .........................................................    A559      29,714  M.2.b5
                                                                                                              ----------
      (6) Over 15 years ............................................................................    A560     806,793  M.2.b6
                                                                                                              ----------
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
      exclude mortgage pass-through securities) with an expected average life of: (6)
                                                                                                              ----------
      (1) Three years or less ......................................................................    A561       3,848  M.2.c1
                                                                                                              ----------
      (2) Over three years .........................................................................    A562      27,041  M.2.c2
                                                                                                              ----------
   d. Debt securities with a REMAINING MATURITY of one                                                        ----------
      year or less (included in Memorandum items 2.a through 2.c above) ............................    A248      22,680  M.2.d
                                                                                                              ----------
3. - 6. Not applicable
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or
   trading securities during the calendar year-to-date (report the amortized cost at date                     ----------
   of sale or transfer) ............................................................................    1778           0  M.7
                                                                                                              ----------
8. Not applicable
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in
   Schedule RC-B, items 2, 3, and 5):
                                                                                                              ----------
   a. Amortized cost ...............................................................................    8782           0  M.9.a
                                                                                                              ----------
   b. Fair value ...................................................................................    8783           0  M.9.b
                                                                                                              ----------

- ----------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3 and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-5
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           16
                                                                       ---------

SCHEDULE RC-C - LOANS AND LEASE FINANCING RECEIVABLES

PART I.  LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                         C415

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

                                                                                     --(Column A)--      --(Column B)--
                                                                                      Consolidated          Domestic
                                                                               RCFD        Bank              Offices
                                                                               ----
                                                                                        ----------
 1. Loans secured by real estate ............................................. 1410     14,414,197 RCON                    1
                                                                                        ---------- ----    -----------
    a. Construction and land development ......................................................... 1415        231,648     1.a
                                                                                                           -----------
    b. Secured by farmland (including farm residential and other                                           -----------
       improvements) ............................................................................. 1420        111,426     1.b
                                                                                                           -----------
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential                                     -----------
           properties and extended under lines of credit ......................................... 1797        986,179     1.c.1
                                                                                                           -----------
       (2) All other loans secured by 1-4 family residential properties:
                                                                                                           -----------
           (a) Secured by first liens ............................................................ 5367     10,936,844     1.c.2a
                                                                                                           -----------
           (b) Secured by junior liens ........................................................... 5368      1,104,575     1.c.2b
                                                                                                           -----------
    d. Secured by multifamily (5 or more) residential properties ................................. 1460        123,618     1.d
                                                                                                           -----------
    e. Secured by nonfarm nonresidential properties .............................................. 1480        919,907     1.e
                                                                                                           -----------
 2. Loans to depository institutions:
                                                                                                           -----------
    a. To commercial banks in the U.S. ........................................................... 1505      2,773,224     2.a
                                                                                        ----------         -----------
       (1) To U.S. branches and agencies of foreign banks .................... 1506              0                         2.a1
                                                                                        ----------
       (2) To other commercial banks in the U.S. ............................. 1507      2,773,276                         2.a2
                                                                                        ----------         -----------
    b. To other depository institutions in the U.S. .......................... 1517              0 1517              0     2.b
                                                                                        ----------         -----------
    c. To banks in foreign countries ............................................................. 1510              0     2.c
                                                                                        ----------         -----------
       (1) To foreign branches of other U.S. banks ........................... 1513              0                         2.c1
                                                                                        ----------
       (2) To other banks in foreign countries ............................... 1516              1                         2.c2
                                                                                        ----------         -----------
 3. Loans to finance agricultural production and other loans to farmers ...... 1590        183,280 1590        183,280     3.
                                                                                        ----------         -----------
 4. Commercial and industrial loans:
                                                                                        ----------         -----------
    a. To U.S. addressees (domicile) ......................................... 1763      5,034,519 1763      5,033,926     4.a
                                                                                        ----------         -----------
    b. To non-U.S. addressees (domicile) ..................................... 1764          2,969 1764             29     4.b
                                                                                        ----------         -----------
 5. Acceptances of other banks:
                                                                                        ----------         -----------
    a. Of U.S. banks ......................................................... 1756              1 1756              1     5.a
                                                                                        ----------         -----------
    b. Of foreign banks ...................................................... 1757            389 1757              0     5.b
                                                                                        ----------         -----------
 6. Loans to individuals for household, family, and other personal                                         -----------
    expenditures (i.e., consumer loans) (includes purchased paper) ............................... 1975      2,674,205     6
                                                                                                           -----------
    a. Credit cards and related plans (includes check credit and other .......          ----------
       revolving credit plans) ............................................... 2008      1,478,146                         6.a
                                                                                        ----------
    b. Other (includes single payment, installment, and all student loans) ... 2011      1,196,059                         6.b
                                                                                        ----------
 7. Loans to foreign government and official institutions (including                    ----------         -----------
    foreign central banks) ................................................... 2081              0 2081              0     7
                                                                                        ----------         -----------
 8. Obligations (other than securities and leases) of states and political              ----------         -----------
    subdivisions in the U.S. ................................................. 2107         25,683 2107         25,683     8
                                                                                        ----------         -----------
 9. Other loans .............................................................. 1563        795,310                         9
                                                                                        ----------
                                                                                                           -----------
    a. Loans for purchasing or carrying securities (secured and unsecured) ....................... 1545        168,130     9.a
                                                                                                           -----------
    b. All other loans (exclude consumer loans) .................................................. 1564        627,180     9.b
                                                                                                           -----------
10. Lease financing receivables (net of unearned income) ......................................... 2165      2,232,801     10
                                                                                                           -----------
                                                                                        ----------
    a. Of U.S. addressees (domicile) ......................................... 2182      2,232,801                         10.a
                                                                                        ----------
    b. Of non-U.S. addressees (domicile) ..................................... 2183              0                         10.b
                                                                                        ----------         -----------
11. LESS: Any unearned income on loans reflected in items 1-9 above .......... 2123              0 2123              0     11.
                                                                                        ----------         -----------
12. Total loans and leases, net of unearned income (sum of items 1
    through 10 minus item 11) (total of column A must equal                             ----------         -----------
    Schedule RC, item 4.a) ................................................... 2122     28,136,631 2122     28,132,656     12
                                                                                        ----------         -----------

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-7
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                           17
                                                                       ---------

SCHEDULE RC-C - CONTINUED

PART I. CONTINUED

MEMORANDA                                            Dollar Amounts in Thousands
- --------------------------------------------------------------------------------

1. Not applicable
2. Loans and Leases restructured and in compliance with modified terms
   (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):
   a. Loans secured by real estate:                                                                RCFD
                                                                                                   ---- ----------
      (1) To U.S. addressees (domicile) ......................................................     1687          0  M.2.a.1
                                                                                                        ----------
      (2) To non-U.S. addressees (domicile) ..................................................     1689          0  M.2.a.2
                                                                                                        ----------
   b. All other loans and lease financing receivables (exclude loans to                                 ----------
      individuals for household, family, and other personal expenditures) ....................     8691          0  M.2.b
                                                                                                        ----------
   c. Commercial and industrial loans to and lease financing receivables
      of non-U.S. addressees (domicile) included in Memorandum item 2.b                                 ----------
      above ..................................................................................     8692          0  M.2.c
                                                                                                        ----------
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B)
      with a remaining maturity or repricing frequency of: (1, 2)                                  RCON
                                                                                                   ---- ----------
      (1) Three months or less ...............................................................     A564  8,318,525  M.3.a1
                                                                                                        ----------
      (2) Over three months through 12 months ................................................     A565    725,372  M.3.a2
                                                                                                        ----------
      (3) Over one year through three years ..................................................     A566     45,516  M.3.a3
                                                                                                        ----------
      (4) Over three years through five years ................................................     A567     69,455  M.3.a4
                                                                                                        ----------
      (5) Over five years through 15 years ...................................................     A568  1,308,941  M.3.a5
                                                                                                        ----------
      (6) Over 15 years ......................................................................     A569    463,456  M.3.a6
                                                                                                        ----------
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
     EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I item 1.c.(2)(a), column B) with a
     remaining maturity or repricing frequency of: (1,3)                                           RCFD
                                                                                                   ---- ----------
     (1) Three months or less ................................................................     A570  7,915,457  M.3.b1
                                                                                                        ----------
     (2) Over three months through 12 months .................................................     A571  1,718,381  M.3.b2
                                                                                                        ----------
     (3) Over one year through three years ...................................................     A572  3,329,685  M.3.b3
                                                                                                        ----------
     (4) Over three years through five years .................................................     A573  1,892,627  M.3.b4
                                                                                                        ----------
     (5) Over five years through 15 years ....................................................     A574  1,534,520  M.3.b5
                                                                                                        ----------
     (6) Over 15 years .......................................................................     A575    648,561  M.3.b6
                                                                                                        ----------
   c. Loans and leases (reported in Schedule RC-C, part I, items 1
                                                                                                        ----------
      through 10, column A) with a REMAINING MATURITY of one year or less ....................     A247 15,931,159  M.3.c
                                                                                                        ----------
   d. Loans secured by nonfarm nonresidential properties in                                        RCON
      domestic offices (reported in Schedule RC-C, part I, item 1.e, column B) with a              ---- ----------
      REMAINING MATURITY of over five years ..................................................     A577    334,094  M.3.d
                                                                                                        ----------
                                                                                                   RCFD
   e. Commercial and industrial loans (reported in Schedule RC-C                                   ---- ----------
      part I, Item 4, column A) with a REMAINING MATURITY of over three years ................     A578  2,533,519  M.3.e
                                                                                                        ----------

- ----------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, Part I, sum or items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-8
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                          18
                                                                       ---------

SCHEDULE RC-C - CONTINUED

PART I. CONTINUED

MEMORANDA                                                                          Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------
 4. Loans to finance commercial real estate, construction, and land                       RCFD
    development activities (not secured by real estate) included in                       ----   ---------
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6 (1) .....................   2746           0 M.4
                                                                                                 ---------
 5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6) .....   5369   9,544,103 M.5
                                                                                                 ---------
 6. Adjustable rate closed-end loans secured by first liens on 1-4 family                 RCON
    residential properties in domestic offices (included in Schedule RC-C,                       ---------
    part I, item 1.c.(2)(a), column B, page RC-6) .....................................   5370   3,740,238 M.6
                                                                                                 ---------

- ----------
(1)   Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

SCHEDULE RC-D - TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                         C420

                                                                                                    Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                     RCON
                                                                                                           ----   ------
 1. U.S. Treasury securities in domestic offices .......................................................   3531        0   1
 2. U.S. Government agency obligations in domestic offices (exclude mortgage-                                     ------
    backed securities) .................................................................................   3532      N/A   2
                                                                                                                  ------
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices .............   3533      N/A   3
                                                                                                                  ------
 4. Mortgage-backed securities (MBS) in domestic offices:
                                                                                                                  ------
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ............................   3534    3,940   4.a
                                                                                                                  ------
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA                              ------
       (include CMOs, REMICs, and stripped MBS) ........................................................   3535      N/A   4.b
                                                                                                                  ------
    c. All other mortgage-backed securities ............................................................   3536      N/A   4.c
                                                                                                                  ------
 5. Other debt securities in domestic offices ..........................................................   3537      N/A   5
                                                                                                                  ------
 6. - 8. Not applicable
                                                                                                                  ------
 9. Other trading assets in domestic offices ...........................................................   3541      N/A   9
                                                                                                                  ------
                                                                                                           RCFN
                                                                                                           ----   ------
10. Trading assets in foreign offices ..................................................................   3542      N/A   10
                                                                                                                  ------
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity
    contracts: .........................................................................................   RCON
                                                                                                           ----   ------
    a. In domestic offices .............................................................................   3543   32,210   11.a
                                                                                                                  ------
                                                                                                           RCFN
                                                                                                           ----   ------
    b. In foreign offices ..............................................................................   3543      N/A   11.b
                                                                                                                  ------
                                                                                                           RCFD
                                                                                                           ----   ------
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ..................   3545   36,150   12
                                                                                                                  ------

LIABILITIES                                                                                                RCFD
                                                                                                           ----   ------
13. Liability for short positions ......................................................................   3546      N/A   13
                                                                                                                  ------
                                                                                                           RCFD
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity             ----   ------
    contracts ..........................................................................................   3547   72,366   14
                                                                                                                  ------
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) .............   3548   72,366   15
                                                                                                                  ------

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-9
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                          19
                                                                       ---------

SCHEDULE RC-E - DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                         C425

                                                            ---------Transaction Accounts-------        -Nontransaction-
                                                                                                            Accounts
                                                                 (Column A)           (Column B)           (Column C)
                                                                   Total             Memo: Total             Total
                                                                Transaction             Demand           nontransaction
                             Dollar Amounts in Thousands         accounts              Deposits             Accounts
- --------------------------------------------------------    (including total         (included in          (including
                                                             demand deposits)          column A)              MMDAs)
DEPOSITS OF:                                            RCON                  RCON                  RCON
                                                        ----     ---------    ----     ---------    ----    ----------
1. Individuals, partnerships and corporations ......    2201     5,167,189    2240     4,969,486    2346    12,412,333   1
                                                                 ---------             ---------            ----------
2. U.S. Government .................................    2202        23,684    2280        23,684    2520             0   2
                                                                 ---------             ---------            ----------
3. States and political subdivisions in the U.S. ...    2203        85,549    2290        67,688    2530       202,924   3
                                                                 ---------             ---------            ----------
4. Commercial banks in the U.S. ....................    2206       669,664    2310       669,664    2550             0   4
                                                                 ---------             ---------            ----------
5. Other depository institutions in the U.S. .......    2207        12,604    2312        12,604    2349             0   5
                                                                 ---------             ---------            ----------
6. Banks in foreign countries ......................    2213        14,790    2320        14,790    2236             0   6
                                                                 ---------             ---------            ----------
7. Foreign governments, and official institutions                ---------             ---------            ----------
   (including foreign central banks) ...............    2216             0    2300             0    2377             0   7
                                                                 ---------             ---------            ----------
8. Certified and official checks ...................    2330         2,362    2330         2,362                         8
                                                                 ---------             ---------
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,                       ---------             ---------            ----------
   item 13.a) ......................................    2215     5,975,842    2210     5,760,278    2385    12,615,257   9
                                                                 ---------             ---------            ----------

MEMORANDA                                                                                      Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                 RCON
                                                                                                 ----   ---------
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ....................   6835     536,261   M.1.a
                                                                                                        ---------
   b. Total brokered deposits ................................................................   2365           0   M.1.b
                                                                                                        ---------
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                          ---------
      (1) Issued in denominations of less than $100,000 ......................................   2343           0   M.1.c1
                                                                                                        ---------
      (2) Issued either in denominations of $100,000 or in denominations greater than                   ---------
          $100,000 and participated out by the broker in shares of $100,000 or less ..........   2344           0   M.1.c2
                                                                                                        ---------
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining              ---------
          maturity of one year or less (included in Memorandum item 1.c.(1) above) ...........   A243           0   M.1.d1
                                                                                                        ---------
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining                ---------
          maturity of one year or less (included in Memorandum item 1.b above) ...............   A244           0   M.1.d2
                                                                                                        ---------
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collaterlized as required under state law)          ---------
      (to be completed for the December report only) .........................................   5590     232,069   M.1.e
                                                                                                        ---------
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 9, column C, above):
   a. Savings deposits:                                                                          RCON
                                                                                                 ----   ---------
      (1) Money market deposit accounts (MMDAs) ..............................................   6810   4,059,688   M.2.a1
                                                                                                        ---------
      (2) Other savings deposits (excludes MMDAs) ............................................   0352   6,187,692   M.2.a2
                                                                                                        ---------
   b. Total time deposits of less than $100,000 ..............................................   6648   2,036,847   M.2.b
                                                                                                        ---------
   c. Total time deposits of $100,000 or more ................................................   2604     331,030   M.2.c
                                                                                                        ---------
3. All NOW accounts (included in column A above) .............................................   2398     215,564   M.3
                                                                                                        ---------
4. Not applicable

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-10
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                          20
                                                                       ---------

SCHEDULE RC-E - CONTINUED

PART I. CONTINUED

Memoranda (continued)                                                                      Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000 :
   a. Time deposits of less than $100,000 with a remaining maturity or repricing
      frequency of: (1, 2)                                                                  RCON
                                                                                            ----   ---------
      (1) Three months or less ..........................................................   A579     396,705   M.5.a1
                                                                                                   ---------
      (2) Over three months through 12 months ...........................................   A580     884,524   M.5.a2
                                                                                                   ---------
      (3) Over one year through three years .............................................   A581     633,227   M.5.a3
                                                                                                   ---------
      (4) Over three years ..............................................................   A582     122,391   M.5.a4
                                                                                                   ---------
   b. Time deposits of less than $100,000 with a REMAINING MATURITY                                ---------
      of one year or less (included in Memorandum items 5.a.(1) through 5.a.(4) above) ..   A241   1,281,229   M.5.b
                                                                                                   ---------
6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of: (1, 3)
                                                                                                   ---------
      (1) Three months or less ..........................................................   A584      92,629   M.6.a1
                                                                                                   ---------
      (2) Over three months through 12 months ...........................................   A585     143,072   M.6.a2
                                                                                                   ---------
      (3) Over one year through three years .............................................   A586      63,499   M.6.a3
                                                                                                   ---------
      (4) Over three years ..............................................................   A587      31,830   M.6.a4
                                                                                                   ---------
   b. Time deposits of $100,000 or more with a REMAINING MATURITY                                  ---------
      of one year or less (included in Memorandum items 6.a.(1) through 6.a.(4) above) ..   A242     235,701   M.6.b
                                                                                                   ---------

- ----------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E Memorandum item 2.c above.

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND
MARQUETTE AVENUe             Vendor ID: D            Cert #: 05208       RC-11
MINNEAPOLIS, MN 55479        Transit #: 91000019
                                                                       ---------
                                                                          21
                                                                       ---------

SCHEDULE RC-E - CONTINUED

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
AGREEMENT SUBSIDIARIES AND IBFS)

DEPOSITS OF:                                                                                   Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFN
                                                                                                    ----   ---------
1. Individuals, partnerships, and corporations ..................................................   2621   3,715,545   1
                                                                                                           ---------
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ...............................   2623   6,269,759   2
                                                                                                           ---------
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) ..   2625       2,139   3
                                                                                                           ---------
4. Foreign governments and official institutions (including foreign central banks) ..............   2650           0   4
                                                                                                           ---------
5. Certified and official checks ................................................................   2330           0   5
                                                                                                           ---------
6. All other deposits ...........................................................................   2668           0   6
                                                                                                           ---------
7. Total (sum of items 1 through 6 ) (must equal Schedule RC, item 13.b) ........................   2200   9,987,443   7
                                                                                                           ---------
Memorandum                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFN
1. Time deposits with a remaining maturity of one year or less                                      ----   ---------
   (included in Part II, item 7 above) .......................                                      A245   9,975,794   M.1
                                                                                                           ---------

SCHEDULE RC-F - OTHER ASSETS

                                                                         C430

                                                                                               Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------
                                                                                                   RCFD
                                                                                                   ----   ---------
1. Income earned, not collected on loans .......................................................   2164     116,597   1.
                                                                                                          ---------
2. Net deferred tax assets (1) .................................................................   2148           0   2.
                                                                                                          ---------
3. Interest-only strips receivable (not in the form of a security)(2) on:
                                                                                                          ---------
   a. Mortgage loans ...........................................................................   A519           0   3.a
                                                                                                          ---------
   b. Other financial assets ...................................................................   A520           0   3.b
                                                                                                          ---------
4. Other (itemize and describe amounts that exceed 25% of this item) ...........................   2168   1,087,194   4.
                                                                                                          ---------
            TEXT                                                               RCFD
           ------------------------------------------------------------------------   -------
   a. 3549 Affiliate receivable                                                3549   325,071                         4.a
           -------------------------------------------------------------------        -------
   b. 3550                                                                     3550       N/A                         4.b
                                                                                      -------
   c. 3551                                                                     3551       N/A      RCFD               4.c
                                                                                      -------      ----   ---------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ..........................   2160   1,203,791   5.
                                                                                                          ---------
                                                                                               Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------
MEMORANDUM                                                                                         RCFD
                                                                                                   ----   --
1. Deferred tax assets disallowed for regulatory capital purposes ...                              5610    0          M.1
                                                                                                          --

SCHEDULE RC-G - OTHER LIABILITIES

                                                                         C435

                                                                                               Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------
                                                                                                   RCON
                                                                                                   ----   -------
1. a. Interest accrued and unpaid on deposits in domestic offices(3) ......................        3645    58,627   1.a
                                                                                                          -------
                                                                                                   RCFD
                                                                                                   ----   -------
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)............        3646   362,335   1.b
                                                                                                          -------
2. Net deferred tax liabilities (1) .......................................................        3049   323,830   2.
                                                                                                          -------
3. Minority interest in consolidated subsidiaries .........................................        3000         0   3.
                                                                                                          -------
4. Other (itemize and describe amounts that exceed 25% of this item) ......................        2938    26,359   4.
                                                                                                          -------
            TEXT                                                               RCFD
           ------------------------------------------------------------------------   -----
   a. 3552 Factored receivables                                                3552   6,472                         4.a
           --------------------------------------------------------------------       -----
   b. 3553                                                                     3553     N/A                         4.b
                                                                                      -----
   c. 3554                                                                     3554     N/A        RCFD             4.c
                                                                                      -----        ----   -------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) .....................        2930   771,151   5.
                                                                                                          -------

- ----------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3)   For savings banks, includes 'dividends' accrued and unpaid on deposits.

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-12
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                          22
                                                                       ---------

SCHEDULE RC-H - SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                         C440

                                                                                               Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------
                                                                                                          Domestic Offices
                                                                                                     RCON
                                                                                                     ----   ----------
1. Customers' liability to this bank on acceptances outstanding ..................................   2155          355    1
                                                                                                            ----------
2. Bank's liability on acceptances executed and outstanding ......................................   2920        5,456    2
                                                                                                            ----------
3. Federal funds sold and securities purchased under agreements to resell ........................   1350   19,241,189    3
                                                                                                            ----------
4. Federal funds purchased and securities sold under agreements to repurchase ....................   2800   14,662,086    4
                                                                                                            ----------
5. Other borrowed money ..........................................................................   3190    5,656,280    5
                                                                                                            ----------
   EITHER
                                                                                                            ----------
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ...................   2163          N/A    6
                                                                                                            ----------
   OR
                                                                                                            ----------
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs .....................   2941   10,066,903    7
                                                                                                            ----------
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and                ----------
   IBFs) .........................................................................................   2192   53,080,551    8
                                                                                                            ----------
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and             ----------
   IBFs ..........................................................................................   3129   39,929,174    9
                                                                                                            ----------

IN ITEMS 10-17 REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH HELD-TO-MATURITY
AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES
                                                                                                            ----------
10. U.S. Treasury securities .....................................................................   1039      309,461   10
                                                                                                            ----------
11. U.S. Government agency obligations (exclude mortgage-backed                                             ----------
    securities) ..................................................................................   1041       72,432   11
                                                                                                            ----------
12. Securities issued by states and political subdivisions in the U.S. ...........................   1042      205,737   12
                                                                                                            ----------
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
                                                                                                            ----------
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ..........................................   1043      859,710   13.a.1
                                                                                                            ----------
       (2) Other pass-through securities .........................................................   1044            0   13.a.2
                                                                                                            ----------
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
                                                                                                            ----------
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ..........................................   1209        5,426   13.b.1
                                                                                                            ----------
       (2) All other mortgage-backed securities ..................................................   1280       24,216   13.b.2
                                                                                                            ----------
14. Other domestic debt securities ...............................................................   1281      159,083   14
                                                                                                            ----------
15. Foreign debt securities ......................................................................   1282            0   15
                                                                                                            ----------
16. Equity securities:
    a. Investments in mutual funds and other equity securities with readily determinable                    ----------
       fair values ...............................................................................   A510       28,084   16.a
                                                                                                            ----------
    b. All other equity securities ...............................................................   1752      321,514   16.b
                                                                                                            ----------
                                                                                                            ----------
17. Total amortized (historical) cost of both held-to-maturity and available-for-sale
    secutities (sum of items 10 through 16) ......................................................   1374    1,985,663   17
                                                                                                            ----------

MEMORANDUM
(to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                  Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------
EITHER                                                                                               RCON
                                                                                                     ----   ---
1. Net due from the IBF of the domestic offices of the reporting bank .............................  3051   N/A          M.1
                                                                                                            ---
                                                                                                            ---
   OR
                                                                                                            ---
2. Net due to the IBF of the domestic offices of the reporting bank ...............................  3059     0          M.2
                                                                                                            ---

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-13
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                          23
                                                                       ---------

SCHEDULE RC-I - SELECTED ASSETS AND LIABILITIES OF IBFS

To be completed only by banks with IBFs and other "foreign" offices.     C445

                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           RCFN
                                                                                                           ----   ---
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ...........               2133   N/A          1
                                                                                                                  ---
2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,                           ---
   item 12, column A) ......................................................................               2076   N/A          2
                                                                                                                  ---
3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,                               ---
   column A) ...............................................................................               2077   N/A          3
                                                                                                                  ---
4. Total IBF liabilities (component of Schedule RC, item 21) ...............................               2898   N/A          4
                                                                                                                  ---
5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,                        ---
   part II, items 2 and 3) .................................................................               2379   N/A          5
                                                                                                                  ---
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6)               2381   N/A          6
                                                                                                                  ---

SCHEDULE RC-K - QUARTERLY AVERAGES (1)

                                                                         C455

                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                     RCFD
                                                                                                           ----   ----------
1.  Interest-bearing balances due from depository institutions .........................................   3381        7,805   1.
                                                                                                                  ----------
2.  U.S. Treasury securities and U.S. Government agency obligations (2)
    (including mortgage-backed securities                                                                         ----------
    issued or guaranteed by FNMA, FHLMC, or GNMA) ......................................................   3382    1,296,294   2
                                                                                                                  ----------
3.  Securities issued by states and political subdivisions in the U.S.(2) ..............................   3383      216,524   3.
                                                                                                                  ----------
4.  a. Other debt securities (2)
       (including mortgage-backed securities not                                                                  ----------
       issued or guaranteed by FNMA, FHLMC, or GNMA) ...................................................   3647      154,647   4.a
                                                                                                                  ----------
    b. Equity securities (3) (includes investments in mutual funds and Federal Reserve stock) ..........   3648      333,550   4.b
                                                                                                                  ----------
5.  Federal funds sold and securities purchased under agreements to resell .............................   3365   17,105,406   5
                                                                                                                  ----------
6.  Loans:
    a. Loans in domestic offices:                                                                          RCON
                                                                                                           ----   ----------
       (1) Total loans .................................................................................   3360   25,950,191   6.a.1
                                                                                                                  ----------
       (2) Loans secured by real estate ................................................................   3385   14,344,396   6.a.2
                                                                                                                  ----------
       (3) Loans to finance agricultural production and other loans to farmers .........................   3386      180,934   6.a.3
                                                                                                                  ----------
       (4) Commercial and industrial loans .............................................................   3387    5,503,911   6.a.4
                                                                                                                  ----------
       (5) Loans to individuals for household, family, and other personal expenditures .................   3388    2,913,444   6.a.5
                                                                                                                  ----------
                                                                                                           RCFN
                                                                                                           ----   ----------
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs .......................   3360        4,332   6.b
                                                                                                                  ----------
                                                                                                           RCFD
                                                                                                           ----   ----------
7.  Trading assets .....................................................................................   3401        4,050   7.
                                                                                                                  ----------
8.  Lease financing receivables (net of unearned income) ...............................................   3484    2,164,196   8.
                                                                                                                  ----------
9.  Total assets(4) ....................................................................................   3368   51,252,057   9
                                                                                                                  ----------
LIABILITIES                                                                                                RCON
10. Interest-bearing transaction accounts in domestic (NOW accounts, ATS accounts,                         ----   ----------
    and telephone and preauthorized transfer accounts) (exclude demand deposits) .......................   3485      240,590   10
                                                                                                                  ----------
11. Nontransaction accounts in domestic offices:
                                                                                                                  ----------
    a. Money market deposit accounts (MMDAs) ...........................................................   3486    3,933,738   11.a
                                                                                                                  ----------
    b. Other savings deposits ..........................................................................   3487    4,648,880   11.b
                                                                                                                  ----------
    c. Time deposits of $100,000 or more ...............................................................   A514      352,466   11.c
                                                                                                                  ----------
    d. Time deposits of less than $100,000 .............................................................   A529    2,057,312   11.d
                                                                                                                  ----------
                                                                                                           RCFN
                                                                                                           ----   ----------
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs ............   3404    8,734,640   12
                                                                                                                  ----------
                                                                                                           RCFD
                                                                                                           ----   ----------
13. Federal funds purchased and securities sold under agreements to repurchase .........................   3353   13,055,603   13
                                                                                                                  ----------
                                                                                                           RCFD
14. Other borrowed money                                                                                   ----   ----------
    (includes mortgage indebtedness and obligations under capitalized leases) ..........................   3355    5,623,242   14
                                                                                                                  ----------

- ----------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-14
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                          24
                                                                       ---------

SCHEDULE RC-L - OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                         C460

                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
1.  Unused commitments:                                                                                   RCFD
    a. Revolving, open-end lines secured by 1-4 family residential                                        ----   ---------
       properties, e.g., home equity lines ..........................................................     3814     764,371   1.a
                                                                                                                 ---------
    b. Credit card lines ............................................................................     3815           0   1.b
                                                                                                                 ---------
    c. Commercial real estate, construction, and land development:
                                                                                                                 ---------
       (1) Commitments to fund loans secured by real estate .........................................     3816     223,853   1.c.1
                                                                                                                 ---------
       (2) Commitments to fund loans not secured by real estate .....................................     6550           0   1.c.2
                                                                                                                 ---------
    d. Securities underwriting ......................................................................     3817           0   1.d
                                                                                                                 ---------
    e. Other unused commitments .....................................................................     3818   4,337,959   1.e
                                                                                                                 ---------
2.  Financial standby letters of credit and foreign office guarantees ..............    RCFD              3819     419,904   2.
                                                                                        ----   ------            ---------
    a. Amount of financial standby letters of credit conveyed to others ............    3820   85,194                        2.a
                                                                                               ------            ---------
3.  Performance standby letters of credit and foreign office guarantees .............................     3821     474,218   3.
                                                                                               ------            ---------
    a. Amount of performance standby letters of credit conveyed to others ..........    3822    1,782                        3.a
                                                                                               ------            ---------
4.  Commercial and similar letters of credit ........................................................     3411      61,200   4.
                                                                                                                 ---------
5.  Participations in acceptances (as described in the instructions) conveyed to                                 ---------
    others by the reporting bank ....................................................................     3428           0   5
6.  Participations in acceptances (as described in the instructions) acquired by                                 ---------
    the reporting (nonaccepting) bank ...............................................................     3429           0   6.
                                                                                                                 ---------
7.  Securities borrowed .............................................................................     3432   5,859,449   7.
                                                                                                                 ---------
8.  Securities lent (including customers' securities lent where the customer is                                  ---------
    indemnified against loss by the reporting bank) .................................................     3433     619,435   8
                                                                                                                 ---------
9.  Financial assets transferred with recourse that have been treated as sold for Call Report purposes :
    a. First lien 1-to-4 family residential mortgage loans :
                                                                                                          RCFD
       (1) Outstanding principal balance of mortgages transferred                                         ----   ---------
           as of the report date ....................................................................     A521       6,553   9.a.1
                                                                                                                 ---------
                                                                                                                 ---------
       (2) Amount of recourse exposure on these mortgages
           as of the report date ....................................................................     A522       6,553   9.a.2
                                                                                                                 ---------
    b. Other financial assets (excluding small business obligations reported in item 9.c) :
       (1) Outstanding principal balance of assets transferred                                                   ---------
           as of the report date ....................................................................     A523           0   9.b.1
                                                                                                                 ---------
       (2) Amount of recourse exposure on these assets                                                           ---------
           as of the report date ....................................................................     A524           0   9.b.2
                                                                                                                 ---------
    c. Small business obligations transferred with recourse under Section 208 of the Reigle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations                                           ---------
           transferred as of the report date ........................................................     A249           0   9.c.1
                                                                                                                 ---------
       (2) Amount of retained recourse on these obligations as of the report date ...................     A250           0   9.c.2
                                                                                                                 ---------
10. Notional amount of credit derivatives :
                                                                                                                 ---------
    a. Credit derivatives on which the reporting bank is the guarantor ..............................     A534           0   10.a
                                                                                                                 ---------
    b. Credit derivatives on which the reporting bank is the beneficiary ............................     A535           0   10.b
                                                                                                                 ---------
11. Spot foreign exchange contracts .................................................................     8765     107,003   11
                                                                                                                 ---------
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,                                   ---------
    item 28, "Total equity capital") ................................................................     3430           0   12
                                                                                                                 ---------
            TEXT                                                                        RCFD
                                                                                        ----   ------
    a. 3555                                                                             3555      N/A                        12.a
                                                                                               ------
    b. 3556                                                                             3556      N/A                        12.b
                                                                                               ------
    c. 3557                                                                             3557      N/A                        12.c
                                                                                               ------
    d. 3558                                                                             3558      N/A                        12.d
                                                                                               ------

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-15
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                          25
                                                                       ---------

SCHEDULE RC-L - CONTINUED

13. All other off-balance sheet assets (exclude off-balance sheet derivatives)                         RCFD
    (itemize and describe each component of this item over 25% Schedule RC                             ----    --
    item 28., "Total equity capital") ............................................................     5591     0   13
                                                                                                               --
            TEXT                                                                        RCFD
                                                                                        ----   ---
    a. 5592                                                                             5592   N/A                  13.a
                                                                                               ---
    b. 5593                                                                             5593   N/A                  13.b
                                                                                               ---
    c. 5594                                                                             5594   N/A                  13.c
                                                                                               ---
    d. 5595                                                                             5595   N/A                  13.d
                                                                                               ---

                                                                         C461

OFF-BALANCE SHEET DERIVATIVES
    POSITION INDICATORS                                                                                Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------

                                                         (Column A)          (Column B)         (Column C)         (Column D)
                                                          Interest             Foreign            Equity            Commodity
                                                            Rate              Exchange          Derivative          and other
                                                          Contracts           Contracts          Contracts          Contracts
14. Gross amounts (e.g., notional
    amounts) ( for each column, sum of
    items 14.a through 14.e must equal
    sum of items 15, 16.a and 16.b):               RCFD               RCFD               RCFD               RCFD
                                                   ----   ---------   ----     -------   ----    --------   ----     -------
    a. Futures contracts .......................   8693           0   8694           0   8695           0   8696           0   14.a
                                                          ---------            -------           --------            -------
    b. Forward contracts .......................   8697           0   8698     761,730   8699           0   8700           0   14.b
                                                          ---------            -------           --------            -------
    c. Exchange-traded option contracts:
                                                          ---------            -------           --------            -------
       (1) Written options .....................   8701           0   8702           0   8703           0   8704           0   14.c1
                                                          ---------            -------           --------            -------
       (2) Purchased Options ...................   8705           0   8706           0   8707           0   8708           0   14.c2
                                                          ---------            -------           --------            -------
    d. Over-the-counter options contracts:
                                                          ---------            -------           --------            -------
       (1) Written options .....................   8709     389,697   8710           0   8711           0   8712      43,511   14.d1
                                                          ---------            -------           --------            -------
       (2) Purchased options ...................   8713     201,541   8714           0   8715           0   8716      43,631   14.d2
                                                          ---------            -------           --------            -------
    e. Swaps ...................................   3450     834,610   3826           0   8719           0   8720      86,852   14.e
                                                          ---------            -------           --------            -------
15. Total gross notional amount of                        ---------            -------           --------            -------
    derivative contracts held for trading ......   A126   1,325,848   A127     761,730   8723           0   8724     173,994   15
                                                          ---------            -------           --------            -------
16. Total gross notional amount of
    derivative contracts held for
    purposes other than trading:                   RCFD               RCFD               RCFD               RCFD
                                                   ----   ---------   ----     -------   ----    --------   ----     -------
    a. Contracts marked to market ..............   8725           0   8726           0   8727           0   8728           0   16.a
                                                          ---------            -------           --------            -------
    b. Contracts not marked to market ..........   8729     100,000   8730           0   8731           0   8732           0   16.b
                                                          ---------            -------           --------            -------
                                                   RCON
    c. Interest rate swaps where the bank          ----   ---------
       has agreed to pay a fixed rate ..........   A589     100,000                                                            16.c
                                                          ---------

WELLS FARGO BANK
MINNESOTA, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
SIXTH STREET AND             Vendor ID: D            Cert #: 05208       RC-16
MARQUETTE AVENUE             Transit #: 91000019
MINNEAPOLIS, MN 55479
                                                                       ---------
                                                                          26
                                                                       ---------

SCHEDULE RC-L - CONTINUED

                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------

Off-Balance Sheet Derivatives                           (Column A)       (Column B)        (Column C)         (Column D)
     Position Indicators                                Interest          Foreign            Equity           Commodity
                                                          Rate           Exchange          Derivative         and other
                                                        Contracts        Contracts          Contracts         Contracts
17. Gross fair value of derivative contracts:
    a. Contracts held for trading:               RCFD              RCFD              RCFD              RCFD
                                                 ----     -----    ----    ------    ----    ------    ----    ------
       (1) Gross positive fair value ........    8733     7,020    8734    20,411    8735         0    8736    49,703    17.a1
                                                          -----            ------            ------            ------
       (2) Gross negative fair value ........    8737     2,793    8738    21,211    8739         0    8740    46,676    17.a2
                                                          -----            ------            ------            ------
    b. Contracts held for purposes other than
       trading that are marked to market:
                                                          -----            ------            ------            ------
       (1) Gross positive fair value ........    8741         0    8742         0    8743         0    8744         0    17.b1
                                                          -----            ------            ------            ------
       (2) Gross negative fair value ........    8745         0    8746         0    8747         0    8748         0    17.b2
                                                          -----            ------            ------            ------
    c. Contracts held for purposes other than
       trading that are not marked to market:
                                                          -----            ------            ------            ------
       (1) Gross positive fair value ........    8749        23    8750         0    8751         0    8752         0    17.c1
                                                          -----            ------            ------            ------
       (2) Gross negative fair value ........    8753         0    8754         0    8755         0    8756         0    17.c2
                                                          -----            ------            ------            ------

Memoranda                                                                                              Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
1.-2. Not applicable
3. Unused commitments with an original maturity exceeding one year that are                              RCFD
   reported in Schedule RC-L, items 1.a through 1.e, above (report only the                              ----    ---------
   unused portions of commitments that are fee paid or otherwise legally binding) ...................    3833    3,333,748    M.3
                                                                                                                 ---------
                                                                                      RCFD
   a. Participations in commitments with an original maturity                         ----    -------
      exceeding one year conveyed to others ......................................    3834    199,484                         M.3.a
                                                                                              -------
4. To be completed only by banks with $ 1 billion or more in total assets:
   Standby letters of credit and foreign office guarantees (both financial and                           RCFD
   performance) issued to non-U.S. addressees (domicile) included in Schedule                            ----    ---------
   RC-L, items 2 and 3, above .......................................................................    3377          N/A    M.4
                                                                                                                 ---------
5. Loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
                                                                                                         RCFD
   a. Loans to purchase private passenger automobiles                                                    ----    ---------
      (to be completed for the September report only) ...............................................    2741          N/A    M.5.a
                                                                                                                 ---------
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY) ....................................    2742            0    M.5.b
                                                                                                                 ---------
   c. All other consumer credit (including mobile home loans)                                                    ---------
      (to be completed for the September report only) ...............................................    2743          N/A    M.5.c
                                                                                                                 ---------

Wells Fargo Bank
Minnesota, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
Sixth Street and             Vendor ID: D            Cert #: 05208       RC-17
Marquette Avenue             Transit #: 91000019
Minneapolis, MN 55479
                                                                       ---------
                                                                          27
                                                                       ---------

Schedule RC-M-Memoranda

                                                                         C465

                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
                                                                                                               RCFD
   a. Aggregate amount of all extensions of credit to all executive officers, directors,                       ----   -------
      principal shareholders, and their related interests ..................................................   6164     1,932  1.a
                                                                                                                      -------
   b. Number of executive officers, directors, and principal shareholders to whom the amount of
      all extensions of credit by the reporting bank (including extensions of credit to          RCFD  Number
      related interests) equals or exceeds the lesser of $500,000 or 5 percent                   ----  ------
      of total capital as defined for this purpose in agency regulations ......................  6165       1                  1.b
                                                                                                       ------
                                                                                                               RCFD
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches                   ----   -------
   and agencies of foreign banks (1) (included in Schedule RC, item 3) .....................................   3405         0  2
                                                                                                                      -------
3. Not applicable
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
                                                                                                                      -------
   a. Mortgages serviced under a GNMA contract .............................................................   5500         0  4.a
                                                                                                                      -------
   b. Mortgages serviced under a FHLMC contract:
                                                                                                                      -------
      (1) Serviced with recourse to servicer ...............................................................   5501         0  4.b.1
                                                                                                                      -------
      (2) Serviced without recourse to servicer ............................................................   5502         0  4.b.2
                                                                                                                      -------
   c. Mortgages serviced under a FNMA contract:
                                                                                                                      -------
      (1) Serviced under a regular option contract .........................................................   5503         0  4.c.1
                                                                                                                      -------
      (2) Serviced under a special option contract .........................................................   5504         0  4.c.2
                                                                                                                      -------
   d. Mortgages serviced under other servicing contracts ...................................................   5505         0  4.d
                                                                                                                      -------
5. To be completed only by banks with $ 1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
                                                                                                                      -------
   a. U.S. addressees (domicile) ...........................................................................   2103    14,093  5.a
                                                                                                                      -------
   b. Non-U.S. addressees (domicile) .......................................................................   2104       247  5.b
                                                                                                                      -------
6. Intangible assets:
                                                                                                                      -------
   a. Mortgage Servicing Assets ............................................................................   3164         0  6.a
                                                                                                                      -------
      (1) Estimated fair value of mortgage servicing assets ................................................   A590         0  6.a.1
                                                                                                                      -------
   b. Other identifiable intangible assets:
                                                                                                                      -------
      (1) Purchased credit card relationships and nonmortgage servicing assets .............................   B026         0  6.b.1
                                                                                                                      -------
      (2) All other identifiable intangible assets .........................................................   5507     2,258  6.b.2
                                                                                                                      -------
   c. Goodwill .............................................................................................   3163   136,760  6.c
                                                                                                                      -------
   d. Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10) ................   2143   139,018  6.d
                                                                                                                      -------
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been                                     -------
   grandfathered or are otherwise qualifying for regulatory capital purposes ...............................   6442         0  6.e
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to                                -------
   redeem the debt .........................................................................................   3295         0  7
                                                                                                                      -------

- ----------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Wells Fargo Bank
Minnesota, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
Sixth Street and             Vendor ID: D            Cert #: 05208       RC-18
Marquette Avenue             Transit #: 91000019
Minneapolis, MN 55479
                                                                       ---------
                                                                          28
                                                                       ---------

Schedule RC-M - Continued

                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            RCFD
8.  a. Other real estate owned:                                                                             ----   -------
       (1) Direct and indirect investments in real estate ventures ......................................   5372         0   8.a.1
                                                                                                                   -------
                                                                                                            RCON
       (2) All other real estate owned:                                                                     ----   -------
          (a) Construction and land development in domestic offices .....................................   5508         0   8.a.2a
                                                                                                                   -------
          (b) Farmland in domestic offices ..............................................................   5509         0   8.a.2b
                                                                                                                   -------
          (c) 1-4 family residential properties in domestic offices .....................................   5510    10,756   8.a.2c
                                                                                                                   -------
          (d) Multifamily (5 or more) residential properties in domestic offices ........................   5511        34   8.a.2d
                                                                                                                   -------
          (e) Nonfarm nonresidential properties in domestic offices .....................................   5512         0   8.a.2e
                                                                                                                   -------
                                                                                                            RCFN
                                                                                                            ----   -------
          (f) In foreign offices ........................................................................   5513         0   8.a.2f
                                                                                                                   -------
                                                                                                            RCFD
                                                                                                            ----   -------
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ....................   2150    10,790   8.a.3
                                                                                                                   -------
    b. Investments in unconsolidated subsidiaries and associated companies:
                                                                                                                   -------
       (1) Direct and indirect investments in real estate ventures ......................................   5374         0   8.b.1
                                                                                                                   -------
       (2) All other investments in unconsolidated subsidiaries and associated companies ................   5375         0   8.b.2
                                                                                                                   -------
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ....................   2130         0   8.b.3
9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC,                           -------
    item 23, "Perpetual preferred stock and related surplus" ............................................   3778         0   9
                                                                                                                   -------
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary,
    private label, and third party products):                                                               RCON
                                                                                                            ----   -------
    a. Money market funds ...............................................................................   6441    17,787   10.a
                                                                                                                   -------
    b. Equity securities funds ..........................................................................   8427         0   10.b
                                                                                                                   -------
    c. Debt securities funds ............................................................................   8428         0   10.c
                                                                                                                   -------
    d. Other mutual funds ...............................................................................   8429   104,412   10.d
                                                                                                                   -------
    e. Annuities ........................................................................................   8430    21,741   10.e
                                                                                                                   -------
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through                             -------
       10.e above) ......................................................................................   8784    53,942   10.f
                                                                                                                   -------
11. Net unamortized realized deferred gains (losses)                                                        RCFD
    on off-balance sheet derivative contracts included                                                      ----   -------
    in assets and liabilities reported in Schedule RC ...................................................   A525         0   11
                                                                                                                   -------
12. Amount of assets netted against nondeposit liabilities and deposits in
    foreign offices (other than insured branches in Puerto Rico                                             RCFD
    and U.S. territories and possessions) on the balance sheet (Schedule RC)                                ----   -------
    in accordanance with generally accepted accounting principles(1) ....................................   A526         0   12
                                                                                                                   -------
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed
    if this balance is more than $10 million and exceeds ten percent                                               -------
    of total assets) ....................................................................................   A591         0   13
                                                                                                                   -------
- ----------------------------------------------------------------------------------------------------------------------------------

Memorandum                                                                                             Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            RCFD
1. Reciprocal holdings of banking organizations' capital instruments                                        ----   -------
   (to be completed for the December report only) ........................................................  3836   0         M.1

- --------------------------------------------------------------------------------

- ----------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Wells Fargo Bank
Minnesota, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
Sixth Street and             Vendor ID: D            Cert #: 05208       RC-19
Marquette Avenue             Transit #: 91000019
Minneapolis, MN 55479
                                                                       ---------
                                                                          29
                                                                       ---------

Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                         C470

                                                                                              Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------

                                                              --(Column A)--     --(Column B)--      --(Column C)--
                                                                 Past due          Past due 90         Nonaccrual
                                                               30 through 89      days or more
                                                              days and still        and still
                                                                 accruing            accruing
1. Loans secured by real estate:                         RCFD                RCFD                RCFD
                                                         ----     ------     ----     ------     ----     ------
   a. To U.S. addressees (domicile) ..................   1245     54,543     1246      6,853     1247     19,830     1.a
                                                                  ------              ------              ------
   b. To non-U.S. addressees (domicile) ..............   1248          0     1249          0     1250          0     1.b
                                                                  ------              ------              ------
2. Loans to depository institutions and acceptances
   of other banks:
                                                         RCFD                RCFD                RCFD
   a. To U.S. banks and other U.S. depository            ----     ------     ----     ------     ----     ------
      institutions ...................................   5377          0     5378          0     5379          0     2.a
                                                                  ------              ------              ------
   b. To foreign banks ...............................   5380          0     5381          0     5382          0     2.b
                                                                  ------              ------              ------
                                                                  ------              ------              ------
3. Loans to finance agricultural production and
   other loans to farmers ............................   1594      2,201     1597         57     1583          0     3.
                                                                  ------              ------              ------
4. Commercial and industrial loans:
                                                                  ------              ------              ------
   a. To U.S. addressees (domicile) ..................   1251     33,183     1252      7,301     1253     58,158     4.a
                                                                  ------              ------              ------
   b. To non-U.S. addressees (domicile) ..............   1254          0     1255          0     1256          0     4.b
                                                                  ------              ------              ------
5. Loans to individuals for household, family, and
   other personal expenditures:                          RCFD                RCFD                RCFD
                                                         ----     ------     ----     ------     ----     ------
   a. Credit cards and related plans .................   5383      2,351     5384     15,334     5385          1     5.a
                                                                  ------              ------              ------
   b. Other (includes single payment, installment,                ------              ------              ------
      and all student loans) .........................   5386     17,404     5387     13,896     5388        419     5.b
                                                                  ------              ------              ------
6. Loans to foreign governments and official                      ------              ------              ------
   institutions ......................................   5389          0     5390          0     5391          0     6
                                                                  ------              ------              ------
7. All other loans ...................................   5459        479     5460          0     5461          0     7
                                                                  ------              ------              ------
8. Lease financing receivables:
                                                                  ------              ------              ------
   a. Of U.S. addressees (domicile) ..................   1257          0     1258          0     1259     87,727     8.a
                                                                  ------              ------              ------
   b. Of non-U.S. addressees (domicile) ..............   1271          0     1272          0     1791          0     8.b
                                                                  ------              ------              ------
9. Debt securities and other assets (exclude other                ------              ------              ------
   real estate owned and other repossessed assets) ...   3505          0     3506          0     3507          0     9
                                                                  ------              ------              ------

================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10. Loans and leases reported in items 1            RCFD           RCFD           RCFD
    through 8 above which are wholly or partially   ----   -----   ----   -----   ----      --
    guaranteed by the U.S. Government ...........   5612   8,202   5613   8,226   5614      12    10
                                                           -----          -----             --
    a. Guaranteed portion of loans and leases              -----          -----             --
       included in item 10 above ................   5615   7,996   5616   8,210   5617      11    10.a
                                                           -----          -----             --

Wells Fargo Bank
Minnesota, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
Sixth Street and             Vendor ID: D            Cert #: 05208       RC-20
Marquette Avenue             Transit #: 91000019
Minneapolis, MN 55479
                                                                       ---------
                                                                          30
                                                                       ---------

Schedule RC-N - Continued

                                                                         C473

                                                                                           Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------

                                                            --(Column A)--     --(Column B)--       --(Column C)--
                                                               Past due          Past due 90          Nonaccrual
                                                            30 through 89       days or more
                                                            days and still        and still
                                                               accruing            accruing
Memoranda
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above             RCFD                RCFD                RCFD
   (and not reported in Schedule RC-C, Part I,         ----     ------     ----      -----     ----      -----
   Memorandum item 2) ..............................   1658          0     1659          0     1661          0     M.1
                                                                ------               -----               -----
2. Loans to finance commercial real estate,
   construction, and land development activities       RCFD                RCFD                RCFD
   (not secured by real estate) included in            ----     ------     ----      -----     ----      -----
   Schedule RC-N, items 4 and 7, above .............   6558          0     6559          0     6560          0     M.2
                                                                ------               -----               -----
3. Loans secured by real estate in domestic offices
   (included in Schedule RC-N, item 1, above):         RCON                RCON                RCON
                                                       ----     ------     ----      -----     ----      -----
   a. Construction and land development ............   2759      8,191     2769        891     3492        857     M.3a
                                                                ------               -----               -----
   b. Secured by farmland ..........................   3493      1,482     3494        188     3495      4,308     M.3b
                                                                ------               -----               -----
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by         RCON                RCON                RCON
          1-4 family residential properties and        ----     ------     ----      -----     ----      -----
          extended under lines of credit ...........   5398      6,044     5399        164     5400          0     M.3.c1
                                                                ------               -----               -----
                                                                ------               -----               -----
      (2) All other loans secured by 1-4 family
          residential properties ...................   5401     19,323     5402      4,504     5403      5,579     M.3c2
                                                                ------               -----               -----
                                                                ------               -----               -----
   d. Secured by multifamily (5 or more) residential
      properties ...................................   3499      2,207     3500        498     3501        238     M.3d
                                                                ------               -----               -----
   e. Secured by nonfarm nonresidential properties .   3502     17,296     3503        608     3504      8,848     M.3e
                                                                ------               -----               -----
                                                            --(Column A)--     --(Column B)--
                                                               Past due          Past due 90
                                                            30 through 89       days or more
                                                            days and still        and still
                                                               accruing            accruing
4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:                     RCFD                RCFD
                                                       ----     ------     ----      -----
   a. Book value of amounts carried as assets ......   3522          0     3528          0                         M.4.a
                                                                ------               -----
   b. Replacement cost of contracts with a                      ------               -----
      positive replacement cost ....................   3529          0     3530          0                         M.4.b
                                                                ------               -----

- --------------------------------------------------------------------------------

Person to whom questions about the Reports of Condition and Income should be
directed:                                                                C477

     Name                      Title                                 Area Code/Phone Number/Extension
8901 Robert F. Goodsell  8901  Manager - Regulatory Reporting  8902  (612) 316-2345
     ------------------        ------------------------------        --------------------------

                                                               TEXT Fax: Area Code/Phone Number
                                                               9116 (612) 667-3659
                                                                    ---------------------------
- -----------------------------------------------------------------------------------------------

Wells Fargo Bank
Minnesota, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
Sixth Street and             Vendor ID: D            Cert #: 05208       RC-21
Marquette Avenue             Transit #: 91000019
Minneapolis, MN 55479
                                                                       ---------
                                                                          31
                                                                       ---------

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

                                                                         C475

                                                                                                Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------
                                                                                                     RCON
1. Unposted debits (see instructions):                                                               ----   ------
   a. Actual amount of all unposted debits .......................................................   0030      N/A   1.a
                                                                                                            ------
      OR
   b. Separate amount of unposted debits:
                                                                                                            ------
      (1) Actual amount of unposted debits to demand deposits ....................................   0031        0   1.b.1
                                                                                                            ------
      (2) Actual amount of unposted debits to time and savings deposits (1) ......................   0032        0   1.b.2
                                                                                                            ------
2. Unposted credits (see instructions):
                                                                                                            ------
   a. Actual amount of all unposted credits ......................................................   3510      N/A   2.a
                                                                                                            ------
      OR
   b. Separate amount of unposted credits:
                                                                                                            ------
      (1) Actual amount of unposted credits to demand deposits ...................................   3512        0   2.b.1
                                                                                                            ------
      (2) Actual amount of unposted credits to time and savings deposits (1) .....................   3514        0   2.b.2
                                                                                                            ------
3. Uninvested trust funds (cash) held in bank's own trust department (not included in total                 ------
   deposits in domestic offices) .................................................................   3520        0   3.
                                                                                                            ------
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto
   Rico and U.S. territories and possessions (not included in total deposits) :
                                                                                                            ------
   a. Demand deposits of consolidated subsidiaries ...............................................   2211   42,873   4.a
                                                                                                            ------
   b. Time and savings deposits (1) of consolidated subsidiaries .................................   2351        0   4.b
                                                                                                            ------
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries .......................   5514        0   4.c
                                                                                                            ------
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
                                                                                                            ------
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II) ...................   2229        0   5.a
                                                                                                            ------
   b. Time and saving deposits(1) in insured branches (included in Schedule RC-E, Part II) .......   2383        0   5.b
                                                                                                            ------
   c. Interest accrued and unpaid on deposits in insured branches                                           ------
      (included in Schedule RC-G, item 1.b) ......................................................   5515        0   5.c
                                                                                                            ------
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities
   of the reporting bank:                                                                            RCON

   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                        ----   ------
      Item 4 or 5 column B) ......................................................................   2314        0   6.a
                                                                                                            ------
                                                                                                            ------
   b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E, Part I,
      Item 4 or 5, column A or C, but not column B) ..............................................   2315        0   6.b
                                                                                                            ------
7. Unamortized premiums and discounts on time and savings deposits:(1)
                                                                                                            ------
   a. Unamortized premiums .......................................................................   5516        0   7.a
                                                                                                            ------
   b. Unamortized discounts ......................................................................   5517        0   7.b
                                                                                                            ------
8. To be completed by banks with "Oakar deposits"
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter
      (exclude deposits purchased or acquired from foreign offices other than insured
      branches in Puerto Rico and U.S. territories and possessions):                                 RCON

      (1) Total deposits purchased or acquired from other                                            ----   ------
          FDIC-insured institutions during the quarter ...........................................   A531      N/A   8.a.1
                                                                                                            ------
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above                    RCON
          attributable to a secondary fund (i.e., BIF members report deposits                        ----   ------
          attributable to SAIF; SAIF members report deposits attributable to BIF) ................   A532      N/A   8.a.2
                                                                                                            ------
   b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter
      (exclude sales or transfers by the reporting bank of deposits in foreign offices other                ------
      than insured branches in Puerto Rico and U.S. territories and possessions) .................   A533      N/A   8.b
                                                                                                            ------

- ----------
(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Wells Fargo Bank
Minnesota, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
Sixth Street and             Vendor ID: D            Cert #: 05208       RC-32
Marquette Avenue             Transit #: 91000019
Minneapolis, MN 55479
                                                                       ---------
                                                                          32
                                                                       ---------

Schedule RC-O - Continued

                                                                                                Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------
                                                                                             RCON
                                                                                             ----
9.  Deposits in lifeline accounts ........................................................   5596       9
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total            --
    deposits in domestic offices) ........................................................   8432   0   10
                                                                                                   --
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances :
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and
       savings associations and insured branches in Puerto Rico and U.S. territories         RCON
       and possessions that were reported on a gross basis in Schedule RC-E                  ----  --
       had been reported on a net basis ..................................................   8785   0   11.a
                                                                                                   --
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other
       U.S. banks (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on a net basis in                           --
       Schedule RC-E had been reported on a gross basis ..................................   A181   0   11.b
                                                                                                   --
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and
       savings associations and insured branches in Puerto Rico and U.S.                           --
       territories and possessions in Schedule RC-E ......................................   A182   0   11.c
                                                                                                   --
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet
    (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
                                                                                                   --
    a. Amount of assets netted against demand deposits ...................................   A527   0   12.a
                                                                                                   --
    b. Amount of assets netted against time and savings deposits .........................   A528   0   12.b
                                                                                                   --

Memoranda (To be completed each quarter except as noted)
                                                                                                        Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------
1. Total deposits in domestic offices of the bank (sum of Memorandum items
   1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
                                                                                                      RCON
   a. Deposit accounts of $100,000 or less:                                                           ----   -------------
      (1) Amount of deposit accounts of $100,0000 or less .......................................     2702       8,030,819   M.1.a1
                                                                                                             -------------
                                                                                   RCON    Number
      (2) Number of deposit accounts of $100,000 or less                           ----    ------
         (to be completed for the June report only) ............................   3779       N/A                            M.1.a2
                                                                                           ------
   b. Deposit accounts of more than $100,000:                                                         RCON
                                                                                                      ----   -------------
      (1) Amount of deposit accounts of more than $100,000 ......................................     2710      10,560,280   M.1.b1
                                                                                           ------            -------------
      (2) Number of deposit accounts of more than $100,000 .....................   2722    13,259                            M.1.b2
                                                                                           ------
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above

      Indicate in the appropriate box at right whether your bank has a method or                      RCON     YES / NO
      procedure for determining a better estimate of uninsured deposits than the                      ----   -------------
      estimate described above ..................................................................     6861        NO         M.2.a
                                                                                                             -------------
   b. If the box marked YES has been checked, report the estimate of uninsured                               -------------
      deposits determined by using your bank's method or procedure ..............................     5597             N/A   M.2.b
                                                                                                             -------------
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
   Call Report or Thrift Financial Report?
   If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
         Text                                                                                         RCON   FDIC Cert No.
                                                                                                      ----   -------------
      A545                                                                                            A545             N/A   M.3
                                                                                                             -------------

Wells Fargo Bank
Minnesota, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
Sixth Street and             Vendor ID: D            Cert #: 05208       RC-33
Marquette Avenue             Transit #: 91000019
Minneapolis, MN 55479
                                                                       ---------
                                                                          33
                                                                       ---------

Schedule RC-R - Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC item 12, for June 30, 1999, must complete items 2 through 9 and Memoranda items 1 and 2. BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RCR IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

                                                                         C480

1.    Test for determining the extent to which Schedule RC-R must be completed.

      To be completed only by banks with total assets of less than $1 billion.

                                                            RCFD  YES / NO
      Indicate in the appropriate box at the right whether  ----  --------
      the bank has total capital greater than or equal to
      eight percent of adjusted total assets .............. 6056     N/A    1.
                                                                  --------

            For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

            If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

            A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

NOTE: All Banks are required to complete items 2 and 3 below.

                                                                                                 Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------
2. Portion of qualifying limited-life capital instruments (original weighted
   average maturity of at least five years) that is includible in Tier 2 capital :                    RCFD
                                                                                                      ----   ----------
   a. Subordinated debt (1) and intermediate term preferred stock .................................   A515            0   2.a
                                                                                                             ----------
   b. Other limited-life capital instruments ......................................................   A516            0   2.b
                                                                                                             ----------
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards) :
                                                                                                             ----------
   a. (1) Tier 1 capital ..........................................................................   8274    2,920,647   3.a.1
                                                                                                             ----------
      (2) Tier 2 capital ..........................................................................   8275      259,516   3.a.2
                                                                                                             ----------
      (3) Tier 3 capital ..........................................................................   1395            0   3.a.3
                                                                                                             ----------
   b. Total risk-based capital ....................................................................   3792    3,180,163   3.b
                                                                                                             ----------
   c. Excess allowance for loan and lease losses (amount that                                                ----------
      exceeds 1.25% of gross risk-weighted assets) ................................................   A222            0   3.c
                                                                                                             ----------
   d. (1) Net risk-weighted assets (gross risk-weighted assets,
          including market risk equivalent assets,                                                           ----------
          less excess allowance reported in item 3.c above and all other deductions) ..............   A223   28,686,679   3.d.1
                                                                                                             ----------
      (2) Market risk equivalent assets (included in item 3.d.(1) above) ..........................   1651            0   3.d.2
                                                                                                             ----------
   e. Maximum contractual dollar amount of recourse exposure in low level recourse
      transactions (to be completed only if the bank uses the "direct reduction method"                      ----------
      to report these transactions in Schedule RC-R) ..............................................   1727            0   3.e
                                                                                                             ----------
   f. "Average total assets" (quarterly average reported in Schedule RC-K,                                   ----------
      item 9, less all assets deducted from Tier 1 capital)(2) ....................................   A224   51,113,039   3.f
                                                                                                             ----------

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                                   --(Column A)--      --(Column B)--
                                                                                       Assets           Credit Equiv-
                                                                                      Recorded           alent Amount
                                                                                       on the          of Off-Balance
                                                Dollar Amounts in Thousands         Balance Sheet      Sheet Items (3)
- -------------------------------------------------------------------------------------------------------------------------
4. Assets and credit equivalent amount of off-balance sheet items assigned
   to the Zero percent risk category: ....................................      RCFD
                                                                                ----   -------
   a. Assets recorded on the balance sheet ...............................      5163   982,210   RCFD                 4.a
                                                                                       -------   ----   ----------
   b. Credit equivalent amount of off-balance sheet items ................                       3796            0    4.b
                                                                                                        ----------

- ----------
(1)   Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2)   Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Wells Fargo Bank
Minnesota, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
Sixth Street and             Vendor ID: D            Cert #: 05208       RC-24
Marquette Avenue             Transit #: 91000019
Minneapolis, MN 55479
                                                                       ---------
                                                                          34
                                                                       ---------

Schedule RC-R - Continued

                                                                                --(Column A)--           --(Column B)--
                                                                                    Assets                Credit Equiv-
                                                                                   Recorded                alent Amount
                                                                                    on the               of Off-Balance
                                           Dollar Amounts in Thousands           Balance Sheet           Sheet Items (2)
- -------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items
   assigned to the 20 percent risk category:                                RCFD
                                                                            ----   ----------
   a. Assets recorded on the balance sheet ...........................      5165   25,680,416      RCFD               5.a
                                                                                   ----------      ----   ---------
   b. Credit equivalent amount of off-balance sheet items ......................................   3801     789,301   5.b
                                                                                                          ---------
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
                                                                                   ----------
   a. Assets recorded on the balance sheet ...........................      3802   10,336,668                         6.a
                                                                                   ----------             ---------
   b. Credit equivalent amount of off-balance sheet items ......................................   3803     453,710   6.b
                                                                                                          ---------
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
                                                                                   ----------
   a. Assets recorded on the balance sheet ...........................      3804   16,202,653                         7.a
                                                                                   ----------             ---------
   b. Credit equivalent amount of off-balance sheet items ......................................   3805   1,798,492   7.b
                                                                                                          ---------
8. On-balance sheet asset values excluded from and deducted in                     ----------
   the calculation of the risk-based capital ratio(2) ................      3806      175,429                         8.
                                                                                   ----------
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC,             ----------
   item 12 plus items 4.b and 4.c) ...................................      3807   53,377,376                         9.
                                                                                   ----------
Memoranda                                                                                               Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              RCFD
1. Current credit exposure across all off-balance sheet derivative                                            ----   -------
   contracts covered by the risk-based capital standards ...................................................  8764    50,590   M.1
                                                                                                                     -------
                                                                          -------------With a remaining maturity of------------
                                                                          --(Column A)--     --(Column B)--      --(Column C)--
                                                                            One Year               Over               Over
                                                                             or less             one year          five years
                                                                                             thru five years
2. Notional principal amounts of off-balance
   sheet derivative contracts:(3)                                     RCFD                RCFD                RCFD
                                                                      ----   -------      ----   -------      ----   -------
   a. Interest rate contracts ....................................    3809   219,450      8766   566,640      8767   250,061   M.2.a
                                                                             -------             -------             -------
   b. Foreign exchange contracts .................................    3812   682,574      8769    38,538      8770       N/A   M.2.b
                                                                             -------             -------              ------
   c. Gold contracts .............................................    8771       N/A      8772       N/A      8773       N/A   M.2.c
                                                                             -------             -------              ------
   d. Other precious metals contracts ............................    8774       N/A      8775       N/A      8776       N/A   M.2.d
                                                                             -------             -------              ------
   e. Other commodity contracts ..................................    8777   109,863      8778    20,621      8779       N/A   M.2.e
                                                                             -------             -------              ------
   f. Equity derivative contracts ................................    A000       N/A      A001       N/A      A002       N/A   M.2.f
                                                                             -------             -------              ------

- ----------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital. Item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Wells Fargo Bank
Minnesota, N.A.              Call Date: 12/31/2000  State #: 27-4095   FFIEC 031
Sixth Street and             Vendor ID: D            Cert #: 05208       RC-25
Marquette Avenue             Transit #: 91000019
Minneapolis, MN 55479
                                                                       ---------
                                                                          35
                                                                       ---------

              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
                   AT CLOSE OF BUSINESS ON DECEMBER 31, 2000

Wells Fargo Bank Minnesota, N.A.        Minneapolis          MN
- --------------------------------        -----------          --
    Legal Title of Bank                     City           State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public.

BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statements accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank at its option, may replace it with a statement appropriate to the amended area.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank.

THE STATEMENT WILL NOT EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

- --------------------------------------------------------------------------------

                                                                    C471 C472

                                                                     RCON
                                                                     ----  ----
X = NO COMMENT   Y = COMMENT .....................................   6979     X
                                                                           ----
BANK MANAGEMENT STATEMENT (please type or print clearly):
      TEXT (70 characters per line)

      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________


      ____________________________________________________________
      Signature of Executive Officer of Bank     Date of Signature

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

- --------------------------------------------------------------------------------

                                                                            --
                                                                            36
                                                                            --

Wells Fargo Bank Minnesota, N.A.     OMB No. For FDIC: 1557-0081
Sixth Street and Marquette Avenue    OMB No. For FDIC: 3064-0052
Minneapolis, MN 55479                OMB No. For Federal Reserve: 7100-0036
                                        Expiration Date: 3/31/2002

                                                            SPECIAL REPORT
                                                                          C700

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------
                                          Close of Busi-
                                            ness Date:    FDIC Cert. #
                                          --------------  ------------
                                            12/31/2000        05208
                                          --------------  ------------

- --------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

- --------------------------------------------------------------------------------
      The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See
      Section 215.2 and 215.3 of Title 12 of the Code of Federal Regulations. (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit", respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

                                                                                                        RCFD
                                                                                                                   -----
a. Number of loans made to executive officers since the previous Call Report date ....................  3561           0     a.
                                                                                                                   -----
b. Total dollar amount of above loans (in thousands of dollars) ......................................  3562           0     b.
                                                                                                                   -----
                                                                                      RCFD    From      RCFD        To
c. Range of interest charged on above loans                                                   -----                -----
   (example: 9-3/4% = 9.75) ..........................................................7701    0.00%     7702       0.00%     c.
                                                                                              -----                -----


/s/ [Illegible]                                              1/30/01
- --------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED               DATE (Month, Day, Year):
TO SIGN REPORT:


- --------------------------------------------------------------------------------
FDIC 8040/53 (3-98)

- --------------------------------------------------------------------------------